[front cover]

OCTOBER 31, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

BALANCED

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K Testing Efforts Pay Dividends in Preparedness
--------------------------------------------------------------------------------

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors  and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any  Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

BALANCED
(TWBIX)
---------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO  SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Tackling the Rollover Challenge
--------------------------------------------------------------------------------

   Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

   Our Rollover Expert Team will:

   * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and
American Century Brokerage.

   * Assist you with the paperwork, helping to ensure it's completed right the first time.

   * Monitor retirement plan money as it rolls over from your employer-
sponsored plan to the American Century Rollover IRA account.

   Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The past year demonstrated why investors should focus on long-term investment strategies and maintain diversified portfolios. The consensus expectation going into 1999 was that U.S. bonds would do well while U.S. stocks cooled off. Instead, stocks rallied and bonds suffered.

     In this environment, American Century Balanced produced a solid return, outperforming the average balanced fund for the year ended October 31, 1999
(according to Lipper). Fund shareholders have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     Turning to corporate matters, American Century has long been an active supporter of the development of technologies that lower the costs of trading securities and generate better returns for shareholders. As a result, we have made strategic investments in several companies that provide technology for electronic communications networks (ECNs). Today, more than  one-third of our equity trades are executed over these "alternative" networks. Savings in this area directly affect the performance of your funds.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June,
DALBAR recognized our statement's individual rate of return feature--part of the personalized performance section--as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
BALANCED

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   13
   Statement of Operations ................................................   14
   Statements of Changes
      in Net Assets .......................................................   15
   Notes to Financial
      Statements ..........................................................   16
   Financial Highlights ...................................................   19
   Independent Auditors'
      Report ..............................................................   21
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   22
   Background Information
      Investment Philosophy
         and Policies .....................................................   23
      Comparative Indices .................................................   23
      Investment Team
         Leaders ..........................................................   23
      Credit Rating
         Guidelines .......................................................   23
   Glossary ...............................................................   24

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  The year ended October 31, 1999, was surprisingly good for U.S. stocks and unexpectedly disappointing for U.S. bonds.

*  Economic growth in the U.S. and overseas was stronger than predicted, leading to inflation concerns.

*  The Federal Reserve raised short-term interest rates three times to fight inflation.

*  U.S. stocks, led by the high-flying technology sector, produced strong returns.

*  Growth stocks generally outperformed value stocks.

*  Drug and bank stocks were two key sectors that lagged the broader market.

*  Rising interest rates led to low returns for bonds.

*  Mortgage-backed securities generally outperformed other U.S. bond sectors, while Treasury securities lagged.

MANAGEMENT Q&A

*  Balanced rode the strength of its stock portfolio to produce a 12% gain.

*  Technology stocks helped boost the fund's performance. Microsoft continued
   to be the top equity holding.

*  The stock portfolio lost some ground to the S&P 500 early in the period that it never quite made up. We made some adjustments to help the portfolio track the index better.

*  The bond portfolio benefited from our decisions to keep its interest rate sensitivity (duration) relatively low and to add mortgage-backed securities at an opportune time.

*  Balanced paid a larger-than-usual distribution in December because of capital gains caused by the change in the equity portfolio's management style about a year ago.

[left margin]

                        BALANCED(1)
                         (TWBIX)
       TOTAL RETURNS:             AS OF 10/31/99
          6 Months                         2.18%(2)
          1 Year                          12.03%
       30-DAY SEC YIELD:                   2.52%
       INCEPTION DATE:                  10/20/88
       NET ASSETS:                $925.3 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor and Advisor classes.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 24-25.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

OVERVIEW

     In general, the year ended October 31, 1999, was surprisingly good for U.S.
stocks and unexpectedly disappointing for U.S. bonds. Demonstrating how unpredictable markets can be and how important portfolio diversification remains, global economies exhibited surprising strength in 1999, which caused stocks and bonds to diverge from expected performance.

     Many economists and analysts had predicted that residual problems from 1998 would cause a lukewarm environment for stocks and a potentially good one for bonds. Instead, struggling economies--led by Japan--rebounded, commodity prices jumped, and the U.S. economy continued to expand.

     Corporate profits in the U.S. surpassed expectations, and interest rates soared as inflation fears accelerated.  The Federal Reserve (the U.S. central bank) raised short-term interest rates three times in 1999 to attack inflation.

U.S. STOCKS

     Stock returns for the year ended October 31 look quite good (see the table at right). However, those returns obscure the fact that most of the positive performance was generated from the end of October 1998 until April 1999. For example, the S&P 500 gained more than 22% from October 31, 1998, through April
30, 1999, but less than 3% in the last six months.

     The Fed's actions (and investors' anticipation of its moves) played a big role in this performance disparity. Three interest rate cuts in 1998, plus surprisingly strong economic growth in the fourth quarter of 1998, revitalized investor confidence and helped spur the stock rebound in late 1998 and early
1999. However, by May, inflation became an issue, and investors feared that the
Fed would raise interest rates.

     The biggest stock story in 1999 has been the technology sector. The technology-laden NASDAQ Composite index gained more than 67% during the year ended October 31, 1999, and the average technology stock in the S&P 500 was up
66%.

U.S. BONDS

     Rising interest rates created a difficult environment for U.S. bonds. For the year ended October 31, 1999, the Lehman Brothers Aggregate Bond Index--a
broad measure of U.S. bond performance--returned just 0.53% as 1999 shaped up to be the worst year for U.S. bonds since 1994.

     That's not surprising given what's happened in 1999. May turned out to be a pivotal month. First, the inflation report for April showed the biggest monthly consumer price increase in almost nine years. Then the Fed announced its policy shift toward higher interest rates, which led to its first rate hikes since
March 1997.

     Mortgage-backed securities were the best performing U.S. bond sector.
Mortgage-backed bonds were hurt by heavy mortgage refinancing activity in 1998, but rising interest rates helped reduce prepayments in 1999. Treasury bonds finished behind other bond sectors.

[right margin]

"THE YEAR ENDED OCTOBER 31, 1999, WAS SURPRISINGLY GOOD FOR U.S. STOCKS AND
UNEXPECTEDLY DISAPPOINTING FOR U.S. BONDS."

INDEX RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1999

BLENDED INDEX*                  15.61%

S&P 500*                        25.67%

S&P MIDCAP 400                  19.67%

S&P SMALLCAP 600                11.15%

NASDAQ COMPOSITE                67.46%

LEHMAN BROS. AGGREGATE
   BOND INDEX*                   0.53%

LEHMAN BROS. GOVT.
   AGENCY BOND INDEX             0.22%

LEHMAN BROS. CORPORATE
   BOND INDEX                    0.61%

LEHMAN BROS. MORTGAGE-
   BACKED SECURITIES INDEX       2.99%

LEHMAN BROS. TREASURY
   BOND INDEX                   -1.55%

Source: Lipper Inc., Russell/Mellon Analytical, and Bloomberg Financial Markets

* Defined on page 23.

                                                www.americancentury.com      3

Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                      INVESTOR CLASS (INCEPTION 10/20/88)                  ADVISOR CLASS (INCEPTION 1/6/97)
                          BLENDED               LEHMAN AGGREGATE               BLENDED              LEHMAN AGGREGATE
              BALANCED    INDEX(2)    S&P 500     BOND INDEX(2)    BALANCED    INDEX(2)    S&P 500    BOND INDEX(2)
========================================================================================================================
6 MONTHS(1)     2.18%       1.58%       2.74%        -0.15%          2.05%       1.58%       2.74%       -0.15%
1 YEAR         12.03%      15.61%      25.67%         0.53%         11.74%      15.61%      25.67%        0.53%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        12.95%      18.38%      26.52%         6.18%           --          --          --            --
5 YEARS        13.84%      18.79%      26.02%         7.94%           --          --          --            --
10 YEARS       11.73%      13.84%      17.82%         7.88%           --          --          --            --
LIFE OF FUND   12.41%     14.44%(3)   18.57%(3)      8.24%(3)       12.60%     18.08%(4)   25.95%(4)     6.27%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  In December 1998, the bond portion of the blended index was changed from the Lehman Brothers Intermediate Government/Corporate Index to the Lehman
     Brothers Aggregate Bond Index, which we believe better represents the broader U.S. taxable bond market.

(3)  Return from 10/31/88, the date nearest the class's inception for which data are available.

(4)  Return from 12/31/96, the date nearest the class's inception for which data are available.

See pages 22-24 for information about share classes, indices, and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 10/31/99
S&P 500                    $51,530
New Blended Index          $36,996
Old Blended Index          $36,427
Balanced                   $30,293
Lehman Aggregate
   Bond Index              $21,351
Lehman Int.
   Govt./Corp. Index       $20,448

                                                Lehman Int.      Old Blended   Lehman Aggregate    New Blended
                Balanced         S&P 500     Govt./Corp. Index      Index         Bond Index          Index
DATE             VALUE            VALUE            VALUE            VALUE            VALUE            VALUE
10/31/1989      $10,000          $10,000          $10,000          $10,000          $10,000          $10,000
10/31/1990       $9,789           $9,252          $10,738           $9,846          $10,631           $9,804
10/31/1991      $13,991          $12,351          $12,223          $12,370          $12,312          $12,394
10/31/1992      $14,081          $13,582          $13,445          $13,603          $13,522          $13,622
10/31/1993      $16,003          $15,611          $14,782          $15,363          $15,127          $15,490
10/31/1994      $15,854          $16,215          $14,497          $15,601          $14,572          $15,622
10/31/1995      $18,448          $20,502          $16,314          $18,859          $16,852          $19,077
10/31/1996      $21,038          $25,443          $17,262          $22,023          $17,838          $22,282
10/31/1997      $24,476          $33,613          $18,555          $26,925          $19,424          $27,367
10/31/1998      $27,036          $41,004          $20,247          $31,460          $21,238          $32,000
10/31/1999      $30,293          $51,530          $20,448          $36,427          $21,351          $36,996

$10,000 investment made 10/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. Both the old and new blended indices and their components are provided in the graph at left, while the new blended index is provided in the graph below. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                   Balanced     New Blended Index
DATE                RETURN          RETURN
10/31/1990          -2.11%          -1.96%
10/31/1991          42.92%          26.42%
10/31/1992           0.63%           9.91%
10/31/1993          13.64%          13.71%
10/31/1994          -0.93%           0.85%
10/31/1995          16.36%          22.12%
10/31/1996          14.04%           16.8%
10/31/1997          16.34%          22.82%
10/31/1998          10.46%          16.93%
10/31/1999          12.03%          15.61%

4      1-800-345-2021

Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Kurt Borgwardt and John Schniedwind]
Equity team leaders: Kurt Borgwardt, John Schniedwind

[photo of Jeff Houston]
Fixed-income team leader: Jeff Houston

     Based on interviews with Kurt Borgwardt, John Schniedwind, and Jeff
Houston, portfolio managers on the Balanced fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31?

     Balanced's portfolio of approximately 60% U.S. stocks and 40% U.S. bonds returned 12.03%.*

     Balanced's benchmark (a blended index that combines the S&P 500 and the
Lehman Brothers Aggregate Bond Index in the same 60%/40% proportion) returned
15.61%.

WHAT CAUSED THE RETURN DIFFERENTIAL BETWEEN THE FUND AND THE BLENDED INDEX?

     First, the fund's operating expenses will always put Balanced at a slight disadvantage relative to the unmanaged index, which has no such expenses  to bear.

     Second, the S&P 500 outperformed Balanced's equity portfolio. Most of the underperformance took place early in the fiscal year before we implemented some changes in our approach. The adjustments we've made (such as bringing our industry positions more in line with the S&P 500 and focusing more on stock selection) helped the stock portfolio track the index better during the remainder of the fiscal year.

WHAT OTHER FACTORS AFFECTED THE PERFORMANCE OF BALANCED'S EQUITY PORTFOLIO?

     On the plus side, our exposure to the soaring technology sector certainly helped. Two of our top 10 holdings at the end of the period, Applied Materials and Adaptec, were technology stocks that gained more than 160% during the year ended October 31, 1999. Even beleaguered Microsoft, our top equity holding, was up 70% during that time frame.

     On the minus side, two key sectors--pharmaceuticals and banking--
significantly underperformed the S&P 500. Drug stocks fell into disfavor when the U.S. economy continued to exhibit strong growth (drug stocks are attractive during periods of slow economic growth). Bank stocks were hurt by rising interest rates.

IN LIGHT OF THE RECENT ANTITRUST LITIGATION, WILL MICROSOFT CONTINUE TO BE A
TOP HOLDING?

     Despite its well-documented legal challenges, Microsoft beat the return of every major U.S. stock index during Balanced's fiscal year.

     There's compelling evidence that Bill Gates' company can continue to perform well. Demand for its products has remained robust, and we think this will be bolstered next year when the Windows 2000 operating system is released.

[right margin]

"THE ADJUSTMENTS WE'VE MADE HELPED THE STOCK PORTFOLIO TRACK THE INDEX BETTER
DURING THE REMAINDER OF THE FISCAL YEAR."

[pie charts - data below]

TYPES OF INVESTMENTS
IN THE PORTFOLIO

AS OF OCTOBER 31, 1999
Common Stocks                 58%
Corporate Bonds               14%
Mortgage- & Asset-Backed
   Securities                 14%
U.S. Treasury Securities       8%
Temporary Cash Investments     4%
U.S. Govt. Agency Securities   2%

TOP FIVE STOCK INDUSTRIES
                            % OF EQUITY PORTFOLIO
                             AS OF         AS OF
                           10/31/99       4/30/99
TELEPHONE                    8.6%          9.0%
DRUGS                        7.9%          7.7%
BANKING                      7.5%          8.5%
COMPUTER SOFTWARE            6.7%          8.0%
ELECTRICAL EQUIPMENT         6.5%          3.7%

Security types are defined on page 24.

* All fund returns referenced in this interview are for Investor Class shares.

                                                www.americancentury.com      5

Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT FACTORS AFFECTED THE PERFORMANCE OF BALANCED'S BOND PORTFOLIO?

     Rising interest rates and our management of the portfolio's interest rate sensitivity were two key factors. Higher interest rates caused U.S. bonds to post low returns. Fortunately, we kept the portfolio's duration relatively short-- less than five years. Duration is a measure of interest rate sensitivity. A fund with a shorter duration is less sensitive to interest rate changes.

     We also added attractively valued mortgage-backed securities when the spread, or difference in yield, between Treasury securities and mortgage-backed securities widened during the summer. The wider the yield spread, the more attractive mortgages became. Spreads later snapped back, which allowed mortgage securities to outperform Treasurys.

WHY DID BALANCED PAY A LARGER-THAN-USUAL DISTRIBUTION IN DECEMBER?

     It was caused by the change we made in the equity portfolio's management style about a year ago, when we switched to a quantitative approach. We sold some stocks that had looked attractive using the former growth acceleration approach but didn't fit into the more value-oriented quantitative screens or risk characteristics of our new approach.

     Some of the stocks we sold had increased significantly in value and generated sizable capital gains. And because the gains occurred after the close of Balanced's 1998 tax year on October 31, 1998, they became taxable events in the fund's 1999 tax year.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     Here's a summary of our thoughts:

*    We expect strong economic growth to continue in the U.S., at least through the first quarter of 2000. The economy could slow later in the year as higher interest rates and rising wages increase borrowing costs and expenses.

*    We think there's a high probability that the Fed will raise short-term interest rates at least once in the first quarter of 2000.

*    We believe that different sectors of the U.S. stock market will outperform those that did so well in 1999, such as technology. That should be especially true if economic growth slows.

*    A lot of bad news is already priced into U.S. bonds. We think bonds could rally in 2000, particularly later in the year.

     Of course, no one knows for sure what will happen. Just look at how 1999 differed from expectations.

WHAT'S YOUR OUTLOOK FOR BALANCED?

     We'll maintain our disciplined approach to managing Balanced, using the blended index (which incorporates the S&P 500 and the Lehman Brothers Aggregate
Bond indices) as our benchmark.

     On the stock side, we'll continue to try to outperform the S&P 500. We look for stocks with compelling expected returns (based on both growth and value measures), and then we build a portfolio that can potentially provide higher returns than the index without taking on more risk than investing in the index directly.

     On the bond side, we'll continue to track the Aggregate Bond Index, aiming to outperform the index by modestly overweighting sectors of the market that we think are undervalued.

[left margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                             AS OF             AS OF
                           10/31/99           4/30/99

MICROSOFT CORP.              4.7%               4.8%

WAL-MART STORES, INC.        3.4%               1.9%

CHASE MANHATTAN
     CORP.                   3.0%               3.8%

APPLIED MATERIALS,
     INC.                    2.8%                --

MORGAN STANLEY
     DEAN WITTER & CO.       2.5%               2.2%

ADAPTEC, INC.                2.3%                --

GENERAL ELECTRIC CO.
     (U.S.)                  2.1%               1.7%

SPRINT CORP.                 2.0%                --*

SBC COMMUNICATIONS
     INC.                    1.9%               1.5%

AMERADA HESS CORP.           1.9%                --

* Percentage owned was less than 0.05%.

FIXED-INCOME PORTFOLIO
                                                AS OF            AS OF
                                               10/31/99         4/30/99
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY                  7.8 YEARS        8.0 YEARS
   DURATION                                   4.7 YEARS        4.6 YEARS

PORTFOLIO CREDIT QUALITY                     % OF FIXED-INCOME PORTFOLIO
   AAA                                           65%              61%
   AA                                             5%               3%
   A                                             13%              18%
   BBB                                           13%              14%
   BB                                             4%               4%
                                              --------         --------
                                                100%             100%
                                              ========         ========

Investment terms are defined in the Glossary on pages 24-25. Ratings provided by
Standard & Poor's. See Credit Rating Guidelines on page 23 for more information

6      1-800-345-2021

Balanced--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are  further broken down by industry or country.

OCTOBER 31, 1999

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 58.4%
AIRLINES -- 0.1%
                  14,800   AMR Corp.(1)                           $    940
                   5,700   Delta Air Lines Inc.                        310
                                                                  --------
                                                                     1,250
                                                                  --------
ALCOHOL -- 0.3%
                  17,700   Anheuser-Busch Companies, Inc.            1,271
                  19,400   Coors (Adolph) Co. Cl B                   1,077
                                                                  --------
                                                                     2,348
                                                                  --------
APPAREL & TEXTILES -- 0.2%
                  14,900   Jones Apparel Group, Inc.(1)                471
                  36,400   Tommy Hilfiger Corp.(1)                   1,028
                                                                  --------
                                                                     1,499
                                                                  --------
BANKS -- 4.4%
                  65,900   Bank of America Corp.                     4,242
                 185,000   Chase Manhattan Corp.                    16,164
                  59,600   Citigroup Inc.                            3,226
                  27,100   Fifth Third Bancorp                       1,999
                  48,700   Fleet Boston Corp.                        2,125
                  65,800   Old Kent Financial Corp.                  2,681
                   9,200   Pacific Century Financial Corp.             210
                 123,600   UnionBanCal Corp.                         5,369
                  20,600   Wells Fargo & Co.                           986
                  51,400   Zions Bancorporation                      3,028
                                                                  --------
                                                                    40,030
                                                                  --------
CHEMICALS -- 1.4%
                  43,500   Dexter Corp. (The)                        1,525
                  59,900   Dow Chemical Co.                          7,083
                  53,800   du Pont (E.I.) de Nemours & Co.           3,467
                   7,900   Sealed Air Corp.(1)                         437
                                                                  --------
                                                                    12,512
                                                                  --------
CLOTHING STORES -- 0.3%
                  11,000   Abercrombie & Fitch Co. Cl A(1)             300
                  50,900   AnnTaylor Stores Corp.(1)                 2,166
                  12,000   TJX Companies, Inc. (The)                   326
                                                                  --------
                                                                     2,792
                                                                  --------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.9%
                 278,600   Adaptec, Inc.(1)                         12,528
                   3,000   Apple Computer, Inc.(1)                     240
                  19,400   Dell Computer Corp.(1)                      778
                 108,700   Electronics for Imaging, Inc.(1)          4,379
                 111,800   Hewlett-Packard Co.                       8,280

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   7,400   Lexmark International Group,
                              Inc. Cl A(1)                        $    578
                                                                  --------
                                                                    26,783
                                                                  --------
COMPUTER SOFTWARE -- 3.9%
                   2,800   Adobe Systems Inc.                          196
                  19,000   Computer Associates
                              International, Inc.                    1,074
                  56,400   International Business
                              Machines Corp.                         5,548
                 270,000   Microsoft Corp.(1)                       24,992
                  21,800   Sterling Software, Inc.(1)                  478
                  17,700   Symantec Corp.(1)                           845
                 107,700   Unisys Corp.(1)                           2,612
                                                                  --------
                                                                    35,745
                                                                  --------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                  41,300   Centex Corp.                              1,107
                  24,300   Pulte Corp.                                 489
                                                                  --------
                                                                     1,596
                                                                  --------
CONSUMER DURABLES -- 0.1%
                   7,900   Whirlpool Corp.                             551
                                                                  --------
DEFENSE/AEROSPACE -- 0.2%
                  34,900   General Dynamics Corp.                    1,935
                                                                  --------
DEPARTMENT STORES -- 2.1%
                   9,100   Kohl's Corp.(1)                             681
                 325,600   Wal-Mart Stores, Inc.                    18,457
                                                                  --------
                                                                    19,138
                                                                  --------
DRUGS -- 4.6%
                   8,800   Allergan, Inc.                              945
                  94,200   Amgen Inc.(1)                             7,510
                  31,500   Andrx Corp.(1)                            1,509
                  25,100   Biogen, Inc.(1)                           1,860
                  79,200   Bristol-Myers Squibb Co.                  6,084
                  35,500   Forest Laboratories, Inc.(1)              1,629
                  94,800   IVAX Corp.(1)                             1,665
                  10,100   Jones Pharma, Inc.                          314
                  36,800   Lilly (Eli) & Co.                         2,535
                  15,900   MedImmune, Inc.(1)                        1,779
                  22,300   Merck & Co., Inc.                         1,774
                  31,600   Pfizer, Inc.                              1,248
                  17,500   Roberts Pharmaceutical Corp.(1)             564
                 157,800   Schering-Plough Corp.                     7,811
                  63,800   Warner-Lambert Co.                        5,092
                                                                  --------
                                                                    42,319
                                                                  --------
ELECTRICAL EQUIPMENT -- 3.8%
                 108,300   Cisco Systems Inc.(1)                     8,018
                  40,800   Comverse Technology, Inc.(1)              4,628
                 114,700   Corning Inc.                              9,018

See Notes to Financial Statements             www.americancentury.com      7

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                 (Continued)
OCTOBER 31, 1999

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (continued)
                 139,800   Lucent Technologies Inc.               $  8,982
                  11,900   Millipore Corp.                             379
                  14,400   Motorola, Inc.                            1,403
                  44,300   Nortel Networks Corp. New York
                              Shares                                 2,744
                                                                  --------
                                                                    35,172
                                                                  --------
ELECTRICAL UTILITIES -- 1.1%
                   1,600   DTE Energy Company                           53
                  14,000   Energy East Corp.                           352
                   6,700   FPL Group, Inc.                             337
                  59,700   Minnesota Power & Light Co.               1,104
                  66,400   Public Service Enterprise
                              Group Inc.                             2,627
                  32,200   Reliant Energy, Inc.                        877
                  85,300   Southern Co.                              2,266
                  24,100   Texas Utilities Co.                         934
                  92,000   Utilicorp United Inc.                     1,990
                                                                  --------
                                                                    10,540
                                                                  --------
ENERGY RESERVES & PRODUCTION -- 3.1%
                 176,700   Amerada Hess Corp.                       10,138
                  23,200   Anadarko Petroleum Corp.                    715
                 107,700   Apache Corp.                              4,200
                  34,100   Atlantic Richfield Co.                    3,178
                  56,700   Mobil Corp.                               5,472
                 275,800   Union Pacific Resources                   3,999
                  10,600   Vastar Resources, Inc.                      626
                                                                  --------
                                                                    28,328
                                                                  --------
ENTERTAINMENT -- 0.3%
                  18,500   Carnival Corp. Cl A                         823
                  19,800   Pixar, Inc.(1)                              756
                  36,300   Viacom, Inc. Cl B(1)                      1,624
                                                                  --------
                                                                     3,203
                                                                  --------
FINANCIAL SERVICES -- 3.2%
                 134,000   Fannie Mae                                9,481
                  69,500   Federal Home Loan Mortgage
                              Corporation                            3,757
                  32,700   Gallagher (Arthur J.) & Co.               1,692
                  84,500   General Electric Co. (U.S.)              11,455
                  32,200   Providian Financial Corp.                 3,510
                                                                  --------
                                                                    29,895
                                                                  --------
FOOD & BEVERAGE -- 2.4%
                  19,200   ConAgra, Inc.                               500
                  46,200   Earthgrains Company                       1,054
                  10,400   General Mills, Inc.                         907
                  34,800   Hormel Foods Corp.                        1,501
                 137,200   IBP, Inc.                                 3,284
                 106,400   Keebler Foods Co.(1)                      3,398
                 108,800   Quaker Oats Co. (The)                     7,616
                  62,500   Suiza Foods Corp.(1)                      2,254
                  25,307   Unilever N.V. New York Shares             1,688
                                                                  --------
                                                                    22,202
                                                                  --------

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.7%
                  11,600   Boise Cascade Corp.                    $    413
                  28,800   Georgia-Pacific Corp.                     1,143
                  26,800   Kimberly-Clark Corp.                      1,692
                  46,200   Weyerhaeuser Co.                          2,758
                                                                  --------
                                                                     6,006
                                                                  --------
GAS & WATER UTILITIES -- 0.2%
                  68,500   LG&E Energy Corp.                         1,507
                                                                  --------
GROCERY STORES -- 0.3%
                 121,600   Kroger Co. (The)(1)                       2,531
                                                                  --------
HEAVY ELECTRICAL EQUIPMENT -- 0.6%
                  24,700   American Power Conversion
                              Corp.(1)                                 553
                  65,300   CommScope, Inc.(1)                        2,604
                  13,700   Cummins Engine Company, Inc.                694
                  31,100   Rockwell International Corp.              1,506
                   9,100   Teleflex Inc.                               310
                                                                  --------
                                                                     5,667
                                                                  --------
HOME PRODUCTS -- 1.2%
                  31,300   Fortune Brands, Inc.                      1,109
                  69,000   Premark International, Inc.               3,778
                  48,300   Procter & Gamble Co. (The)                5,065
                  35,500   Tupperware Corp.                            703
                                                                  --------
                                                                    10,655
                                                                  --------
HOTELS -- 0.1%
                  14,300   Anchor Gaming(1)                            870
                                                                  --------
INDUSTRIAL PARTS -- 1.1%
                  66,400   Ingersoll-Rand Co.                        3,469
                 138,400   Tyco International Ltd.                   5,527
                  22,300   United Technologies Corp.                 1,349
                                                                  --------
                                                                    10,345
                                                                  --------
INDUSTRIAL SERVICES -- 0.2%
                  48,700   Hertz Corp. Cl A                          2,112
                                                                  --------
INFORMATION SERVICES -- 0.7%
                   4,400   American Management
                              System, Inc.(1)                          114
                  16,500   MedQuist Inc.(1)                            527
                  51,900   Navigant Consulting, Inc.(1)              1,482
                  91,800   Valassis Communications, Inc.(1)          3,947
                                                                  --------
                                                                     6,070
                                                                  --------
INTERNET -- 0.9%
                  52,600   America Online Inc.(1)                    6,822
                  43,900   USWeb Corp.(1)                            1,702
                                                                  --------
                                                                     8,524
                                                                  --------
LEISURE -- 0.2%
                  23,900   Eastman Kodak Co.                         1,648
                  16,100   Station Casinos, Inc.(1)                    389
                                                                  --------
                                                                     2,037
                                                                  --------

8      1-800-345-2021                      See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                 (Continued)
OCTOBER 31, 1999

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------
LIFE AND HEALTH INSURANCE -- 0.8%
                 156,000   Lincoln National Corp.                 $  7,196
                                                                  --------
MEDIA -- 1.1%
                 119,000   CBS Corp.(1)                              5,809
                  41,600   Comcast Corp. Cl A                        1,751
                  37,900   Cox Communications, Inc. Cl A(1)          1,722
                  16,200   EchoStar Communications Corp.
                              Cl A(1)                                1,008
                                                                  --------
                                                                    10,290
                                                                  --------
MEDICAL PRODUCTS & SUPPLIES -- 1.6%
                  54,900   Bard (C.R.), Inc.                         2,961
                  45,200   Genzyme Corp.                             1,726
                  11,500   IDEC Pharmaceuticals Corp.(1)             1,336
                  51,400   Johnson & Johnson                         5,384
                  31,800   Mallinckrodt Inc.                         1,079
                  37,000   VISX, Inc.(1)                             2,314
                                                                  --------
                                                                    14,800
                                                                  --------
MEDICAL PROVIDERS & SERVICES -- 0.2%
                  58,800   Oxford Health Plans, Inc.(1)                693
                  23,500   PacifiCare Health Systems, Inc.(1)          926
                   6,300   United HealthCare Corp.                     326
                                                                  --------
                                                                     1,945
                                                                  --------
MINING & METALS -- 0.4%
                  25,000   Alcan Aluminium Ltd.                        823
                  17,600   Alcoa Inc.                                1,069
                  30,100   Ball Corporation                          1,213
                  22,500   Centex Construction Products Inc.           800
                                                                  --------
                                                                     3,905
                                                                  --------
MOTOR VEHICLES & PARTS -- 0.9%
                  18,500   Delphi Automotive Systems Corp.             304
                 102,400   Ford Motor Co.                            5,619
                  27,200   General Motors Corp.                      1,911
                  15,000   PACCAR Inc.                                 706
                                                                  --------
                                                                     8,540
                                                                  --------
OIL REFINING -- 0.1%
                  17,100   Texaco Inc.                               1,050
                                                                  --------
OIL SERVICES -- 0.1%
                  54,300   Ensco International Inc.                  1,052
                   5,900   Noble Drilling Corp.(1)                     131
                                                                  --------
                                                                     1,183
                                                                  --------
PROPERTY AND CASUALTY
INSURANCE -- 0.7%
                  79,500   Ambac Financial Group, Inc.               4,750
                   8,050   American International Group, Inc.          829
                  13,700   Radian Group Inc.                           724
                                                                  --------
                                                                     6,303
                                                                  --------
PUBLISHING -- 0.3%
                  97,000   Deluxe Corp.                              2,740
                                                                  --------

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------
RAILROADS -- 0.1%
                   9,700   Union Pacific Corp.                    $    541
                                                                  --------
RESTAURANTS -- 0.4%
                  41,000   Brinker International, Inc.(1)              956
                  19,500   Darden Restaurants, Inc.                    372
                  72,600   Jack in the Box Inc.(1)                   1,747
                  12,100   Tricon Global Restaurants Inc.(1)           486
                                                                  --------
                                                                     3,561
                                                                  --------
SECURITIES & ASSET MANAGEMENT -- 1.5%
                   8,200   Merrill Lynch & Co., Inc.                   644
                 121,700   Morgan Stanley Dean Witter & Co.         13,425
                                                                  --------
                                                                    14,069
                                                                  --------
SEMICONDUCTOR -- 2.3%
                 167,400   Applied Materials, Inc.(1)               15,040
                 111,500   Integrated Device Technology,
                              Inc.(1)                                2,289
                  11,200   Lam Research Corp.(1)                       944
                  36,300   National Semiconductor Corp.(1)           1,087
                  28,100   PerkinElmer, Inc.                         1,147
                   9,800   Texas Instruments Inc.                      880
                                                                  --------
                                                                    21,387
                                                                  --------
SPECIALTY STORES -- 1.4%
                  26,600   Best Buy Co., Inc.(1)                     1,478
                 131,100   Home Depot, Inc.                          9,898
                  44,700   Zale Corp.(1)                             1,872
                                                                  --------
                                                                    13,248
                                                                  --------
TELEPHONE -- 5.0%
                 176,600   AT&T Corp.                                8,256
                  39,000   Bell Atlantic Corp.                       2,533
                 202,100   BellSouth Corp.                           9,095
                  18,200   Dycom Industries, Inc.(1)                   593
                  46,700   GTE Corp.                                 3,503
                   1,500   MCI WorldCom, Inc.(1)                       129
                 200,990   SBC Communications Inc.                  10,238
                 148,100   Sprint Corp.                             11,006
                  12,900   U S WEST, Inc.                              788
                                                                  --------
                                                                    46,141
                                                                  --------
THRIFTS -- 0.1%
                  25,700   GreenPoint Financial Corp.                  732
                                                                  --------
TOBACCO -- 0.1%
                  36,700   Universal Corp.                             862
                                                                  --------
TRUCKING, SHIPPING & AIR FREIGHT(2)
                   9,600   USFreightways Corp.                         435
                                                                  --------
WIRELESS TELECOMMUNICATIONS -- 0.5%
                  11,700   QUALCOMM Inc.(1)                          2,606
                  19,300   Sprint PCS(1)                             1,601
                                                                  --------
                                                                     4,207
                                                                  --------
TOTAL COMMON STOCKS                                                537,297
                                                                  --------
   (Cost $431,515)

See Notes to Financial Statements             www.americancentury.com      9

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                 (Continued)
OCTOBER 31, 1999

Principal Amount             ($ in Thousands)                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 8.0%
                  $7,000   U.S. Treasury Notes, 5.125%,
                              8/31/00                             $  6,979
                   4,075   U.S. Treasury Notes, 7.75%,
                              2/15/01                                4,177
                   5,000   U.S. Treasury Notes, 4.875%,
                              3/31/01                                4,942
                   2,460   U.S. Treasury Notes, 6.625%,
                              7/31/01                                2,493
                   7,150   U.S. Treasury Notes, 6.25%,
                              8/31/02                                7,217
                   3,000   U.S. Treasury Notes, 7.50%,
                              2/15/05                                3,188
                   8,000   U.S. Treasury Notes, 7.00%,
                              7/15/06                                8,355
                   2,000   U.S. Treasury Notes, 6.00%,
                              8/15/09                                1,998
                   2,500   U.S. Treasury Bonds, 12.00%,
                              8/15/08                                3,427
                   4,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                5,117
                   8,250   U.S. Treasury Bonds, 8.875%,
                              2/15/19                               10,375
                   2,000   U.S. Treasury Bonds, 7.50%,
                              11/15/24                               2,262
                   4,200   U.S. Treasury Bonds, 6.50%,
                              11/15/26                               4,248
                   5,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                                4,977
                   4,600   U.S. Treasury Bonds, 5.25%,
                              11/15/28                               3,954
                                                                  --------
TOTAL U.S. TREASURY SECURITIES                                      73,709
                                                                  --------
   (Cost $76,704)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.4%
                   5,000   FHLB, 5.50%, 8/13/01                      4,946
                   3,000   FNMA, 5.25%, 1/15/09                      2,704
                   3,000   FNMA, 6.50%, 4/29/09                      2,867
                   3,750   FNMA MTN, 5.83%, 2/2/04                   3,620
                   4,000   FNMA MTN, 5.54%, 2/5/04                   3,803
                   4,000   FNMA MTN, 5.74%, 1/21/09                  3,623
                                                                  --------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                   21,563
                                                                  --------
   (Cost $22,741)

MORTGAGE-BACKED SECURITIES(3) -- 9.9%
                   4,190   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                 4,024
                   3,993   FHLMC Pool #C30257, 7.00%,
                              8/1/29                                 3,927
                   3,166   FHLMC Pool #C30060, 7.50%,
                              8/1/29                                 3,181
                   2,000   FHLMC REMIC, Series 77,
                              Class H PAC, 8.50%, 9/15/20            2,076

Principal Amount             ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                  $4,765   FNMA Pool #050985, 6.00%,
                              3/1/00                              $  4,621
                     472   FNMA Pool #347879, 6.50%,
                              5/1/11                                   465
                   3,866   FNMA Pool #377656, 7.50%,
                              11/1/11                                3,919
                   3,668   FNMA Pool #313481, 7.00%,
                              4/1/12                                 3,670
                      91   FNMA Pool #398955, 6.50%,
                              10/1/12                                   90
                     332   FNMA Pool #251700, 6.50%,
                              5/1/13                                   326
                     144   FNMA Pool #429525, 6.50%,
                              5/1/13                                   141
                     401   FNMA Pool #421163, 6.50%,
                              6/1/13                                   394
                     543   FNMA Pool #421173, 6.50%,
                              6/1/13                                   535
                     506   FNMA Pool #421501, 6.50%,
                              6/1/13                                   497
                     336   FNMA Pool #429306, 6.50%,
                              6/1/13                                   330
                     184   FNMA Pool #433184, 6.50%,
                              6/1/13                                   181
                   3,242   FNMA Pool #433885, 6.50%,
                              7/1/13                                 3,187
                   4,682   FNMA Pool #412562, 6.50%,
                              1/1/28                                 4,502
                   3,169   FNMA Pool #413812, 6.50%,
                              1/1/28                                 3,047
                   5,331   FNMA Pool #411821, 7.00%,
                              1/1/28                                 5,242
                   3,704   FNMA Pool #440691, 6.50%,
                              11/1/28                                3,555
                   3,787   FNMA Pool #450619, 6.00%,
                              12/1/28                                3,534
                   1,972   FNMA Pool #453956, 6.00%,
                              12/1/28                                1,840
                   3,212   FNMA Pool #454947, 6.00%,
                              12/1/28                                2,997
                   2,892   FNMA Pool #252211, 6.00%,
                              1/1/29                                 2,699
                   2,878   FNMA Pool #252212, 6.50%,
                              1/1/29                                 2,762
                   4,620   FNMA Pool #485403, 6.00%,
                              2/1/29                                 4,312
                   3,705   FNMA Pool #485438, 6.50%,
                              2/1/29                                 3,556
                   4,630   FNMA Pool #506995, 7.50%,
                              7/1/29                                 4,645
                   4,772   GNMA Pool #002202, 7.00%,
                              4/20/26                                4,674
                   3,054   GNMA Pool #780412, 7.50%,
                              8/15/26                                3,066
                   2,405   GNMA Pool #467626, 7.00%,
                              2/15/28                                2,361
                   2,486   GNMA Pool #458862, 7.50%,
                              2/15/28                                2,496

10      1-800-345-2021                     See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                 (Continued)
OCTOBER 31, 1999

Principal Amount             ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                  $4,125   GNMA Pool #469811, 7.00%,
                              12/15/28                            $  4,051
                                                                  --------
TOTAL MORTGAGE-BACKED SECURITIES                                    90,903
                                                                  --------
   (Cost $93,405)

ASSET-BACKED SECURITIES(3) -- 4.2%
                   2,800   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                2,758
                   2,433   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                         2,439
                   5,559   First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                         5,403
                   2,783   FNMA Whole Loan, Series
                              1995 W1, Class A6, 8.10%,
                              4/25/25                                2,821
                   6,500   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                6,024
                   3,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                    2,981
                   4,250   PECO Energy Transition Trust,
                              Series 1999 A, Class A6 SEQ,
                              6.05%, 3/1/09                          4,025
                   3,000   Union Acceptance Corp., Series
                              1996 D, Class A3, 6.30%,
                              1/8/04                                 2,989
                   4,350   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                                4,348
                   2,100   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                               2,100
                   3,200   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                3,154
                                                                  --------
TOTAL ASSET-BACKED SECURITIES                                       39,042
                                                                  --------
   (Cost $40,052)

CORPORATE BONDS -- 13.6%
BANKS -- 1.2%
                   5,000   Bank of America N.A., 6.875%,
                              2/15/05                                4,963
                   3,000   Citigroup Inc., 5.80%, 3/15/04            2,870
                   2,000   Fleet Boston Corp., 5.75%,
                              1/15/09                                1,791

Principal Amount             ($ in Thousands)                       Value
--------------------------------------------------------------------------------

                  $2,000   U.S. Bank, NA Minnesota, 5.70%,
                              12/15/08                            $  1,802
                                                                  --------
                                                                    11,426
                                                                  --------
CHEMICALS -- 0.3%
                   3,150   du Pont (E.I.) de Nemours & Co.,
                              6.875%, 10/15/09                       3,131
                                                                  --------
DEPARTMENT STORES -- 0.4%
                   4,000   Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                          4,009
                                                                  --------
ELECTRICAL EQUIPMENT -- 0.3%
                   3,000   Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                         2,990
                                                                  --------
ELECTRICAL UTILITIES -- 0.7%
                   2,000   Texas Utilities Electric Co.,
                              8.125%, 2/1/02                         2,050
                   4,200   Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03               4,046
                                                                  --------
                                                                     6,096
                                                                  --------
ENERGY EQUIPMENT & SERVICES -- 0.2%
                   2,500   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                        2,246
                                                                  --------
ENERGY RESERVES & PRODUCTION -- 0.4%
                   3,650   EOG Resources Inc., 6.70%,
                              11/15/06                               3,543
                                                                  --------
FINANCIAL SERVICES -- 2.0%
                   3,500   Associates Corp., N.A., 6.375%,
                              10/15/02                               3,461
                   4,000   Comdisco, Inc., 6.375%,
                              11/30/01                               3,933
                   3,500   Ford Motor Credit Co., 6.125%,
                              4/28/03                                3,418
                   2,700   Ford Motor Credit Co., 6.75%,
                              5/15/05                                2,654
                   2,000   Ford Motor Credit Co., 7.375%,
                              10/28/09                               2,019
                   3,000   Money Store Inc. (The), 8.05%,
                              4/15/02                                3,079
                                                                  --------
                                                                    18,564
                                                                  --------
FOOD & BEVERAGE -- 0.4%
                   4,000   Pepsi Bottling Group Inc.,
                              5.625%, 2/17/09 (Acquired
                              2/3/99, Cost $3,983)(4)                3,616
                                                                  --------
FOREST PRODUCTS & PAPER -- 0.4%
                   4,100   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                 3,666
                                                                  --------
GAS & WATER UTILITIES -- 0.5%
                   2,000   K N Energy, Inc., 6.45%,
                              11/30/01                               1,971
                   2,250   Southern Union Co., 8.25%,
                              11/15/29                               2,301
                                                                  --------
                                                                     4,272
                                                                  --------

See Notes to Financial Statements            www.americancentury.com      11

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                 (Continued)
OCTOBER 31, 1999

Principal Amount             ($ in Thousands)                       Value
--------------------------------------------------------------------------------
GOLD -- 0.4%
                  $3,500   Barrick Gold Corp., 7.50%,
                              5/1/07                              $  3,498
                                                                  --------
GROCERY STORES -- 0.4%
                   3,700   Kroger Co. (The), 7.25%, 6/1/09           3,603
                                                                  --------
HEAVY ELECTRICAL EQUIPMENT -- 0.7%
                   6,000   Anixter International Inc., 8.00%,
                              9/15/03                                6,019
                                                                  --------
LIFE AND HEALTH INSURANCE -- 1.6%
                   5,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                4,995
                   3,600   Conseco Inc., 6.40%, 6/15/01              3,514
                   1,200   Conseco Inc., 9.00%, 10/15/06             1,206
                   5,000   Underwriters Reinsurance Co.,
                              7.875%, 6/30/06 (Acquired
                              8/6/96, Cost $5,156)(4)                5,060
                                                                  --------
                                                                    14,775
                                                                  --------
MEDIA -- 0.6%
                   3,650   British Sky Broadcasting, 6.875%,
                              2/23/09                                3,304
                   2,250   CSC Holdings Inc., 7.625%,
                              7/15/18                                2,083
                                                                  --------
                                                                     5,387
                                                                  --------
MINING & METALS -- 0.3%
                   3,300   Owens-Illinois Inc., 7.15%,
                              5/15/05                                3,076
                                                                  --------
MOTOR VEHICLES & PARTS -- 0.4%
                   3,750   Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99,
                              Cost $3,750)(4)                        3,680
                                                                  --------
OFFICE -- 0.5%
                   5,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                               4,969
                                                                  --------
OIL REFINING -- 0.3%
                   3,000   USX Corp., 6.85%, 3/1/08                  2,848
                                                                  --------
SPECIALTY STORES -- 0.2%
                   2,000   Rite Aid Corp., 6.00%, 12/15/05
                              (Acquired 6/16/99,
                              Cost $1,836)(4)                        1,480
                                                                  --------

Principal Amount             ($ in Thousands)                       Value
--------------------------------------------------------------------------------
TELEPHONE -- 1.1%
                  $5,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                            $  4,510
                   3,000   GTE South, 7.25%, 8/1/02                  3,038
                   2,250   MCI WorldCom, Inc., 6.95%,
                              8/15/28                                2,122
                                                                  --------
                                                                     9,670
                                                                  --------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                   2,540   AirTouch Communications, Inc.,
                              7.125%, 7/15/01                        2,557
                                                                  --------
TOTAL CORPORATE BONDS                                              125,121
                                                                  --------
   (Cost $128,664)

TEMPORARY CASH INVESTMENTS -- 3.5%
    Repurchase Agreement, Goldman Sachs &
       Co., Inc., (U.S. Treasury obligations), in a
       joint trading account at 5.13%, dated
       10/29/99, due 11/1/99 (Delivery value
       $32,514)                                                     32,500
                                                                  --------
   (Cost $32,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $920,135
                                                                  ========
   (Cost $825,581)

FUTURES CONTRACTS
                        ($ in Thousands)
                 Expiration      Underlying Face       Unrealized
   Purchased        Date         Amount at Value          Gain
---------------------------------------------------------------------

  42 S&P 500      December
    Futures         1999             $14,459              $  898

  11 S&P 500       March
    Futures         2000               3,828                 238
                                ------------------------------------

                                     $18,287              $1,136
                                ====================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1999, was $13,836 which represented 1.5% of net assets.

12      1-800-345-2021                     See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 1999

ASSETS                                   (In Thousands Except Per Share Amounts)
Investment securities, at value
  (identified cost of $825,581) (Note 3) ..................         $    920,135
Cash ......................................................                  128
Receivable for investments sold ...........................               15,977
Receivable for variation margin
  on futures contracts ....................................                1,339
Dividends and interest receivable .........................                5,227
                                                                    ------------
                                                                         942,806
                                                                    ------------

LIABILITIES
Payable for investments purchased .........................               16,215
Payable for capital shares redeemed .......................                  498
Accrued management fees (Note 2) ..........................                  766
Distribution fees payable (Note 2) ........................                    2
Service fees payable (Note 2) .............................                    2
Payable for directors' fees and expenses ..................                    1
Accrued expenses and other liabilities ....................                    2
                                                                    ------------
                                                                          17,486
                                                                    ------------
Net Assets ................................................         $    925,320
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...................         $    707,211
Undistributed net investment income .......................                2,226
Accumulated undistributed net
  realized gain on investments ............................              120,193
Net unrealized appreciation
  on investments (Note 3) .................................               95,690
                                                                    ------------
                                                                    $    925,320
                                                                    ============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ................................................         $914,373,233
Shares outstanding ........................................           48,249,695
Net asset value per share .................................         $      18.95

Advisor Class, $0.01 Par Value
 ($ and shares in full)
Net assets ................................................         $ 10,946,303
Shares outstanding ........................................              577,871
Net asset value per share .................................         $      18.94

See Notes to Financial Statements              www.americancentury.com      13

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest ..................................................           $  25,032
Dividends .................................................               7,725
                                                                      ---------
                                                                         32,757
                                                                      ---------

Expenses (Note 2):
Management fees ...........................................               9,520
Distribution fees -- Advisor Class ........................                  23
Service fees -- Advisor Class .............................                  23
Directors' fees and expenses ..............................                   8
                                                                      ---------
                                                                          9,574
                                                                      ---------
Net investment income .....................................              23,183
                                                                      ---------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................             126,427
Change in net unrealized
  appreciation on investments .............................             (40,562)
                                                                      ---------

Net realized and unrealized
  gain on investments .....................................              85,865
                                                                      ---------

Net Increase in Net Assets
  Resulting from Operations ...............................           $ 109,048
                                                                      =========

14      1-800-345-2021                      See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 1999 AND OCTOBER 31, 1998

Increase (Decrease) in Net Assets                         1999           1998

OPERATIONS                                                  (In Thousands)
Net investment income ............................     $  23,183      $  20,669
Net realized gain on investments .................       126,427        101,331
Change in net unrealized
  appreciation on investments ....................       (40,562)       (26,549)
                                                       ---------      ---------
Net increase in net assets
  resulting from operations ......................       109,048         95,451
                                                       ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................................       (23,448)       (20,729)
  Advisor Class ..................................          (199)          (125)
From net realized gains on
  investment transactions:
  Investor Class .................................      (102,260)       (75,512)
  Advisor Class ..................................          (747)          (492)
                                                       ---------      ---------
Decrease in net assets from distributions ........      (126,654)       (96,858)
                                                       ---------      ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ................        (1,938)        14,410
                                                       ---------      ---------

Net increase (decrease) in net assets ............       (19,544)        13,003

NET ASSETS
Beginning of period ..............................       944,864        931,861
                                                       ---------      ---------
End of period ....................................     $ 925,320      $ 944,864
                                                       =========      =========

Undistributed net investment income ..............     $   2,226      $   2,690
                                                       =========      =========

See Notes to Financial Statements              www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Balanced Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth and current income. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares:
the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional
Class had not commenced as of October 31, 1999.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

16      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class and
0.75% for the Advisor Class.

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant  to Rule 12b-1 of the Investment
Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended October 31, 1999 were $45,057.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 1999, totaled $1,178,518,672, of which $214,589,777 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31,
1999, totaled $1,242,762,898, of which $149,569,059 represented U.S. Treasury and Agency obligations.

    On October 31, 1999, accumulated net unrealized appreciation was
$92,494,118, based on the aggregate cost of investments of $827,640,608 for federal income tax purposes, which consisted of unrealized appreciation of
$116,233,118 and unrealized depreciation of $23,739,000.

                                                www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                        SHARES          AMOUNT
INVESTOR CLASS                                              (In Thousands)

Shares Authorized ..............................        134,000
                                                      =========
Year ended October 31, 1999
Sold ...........................................          9,402       $ 176,617
Issued in reinvestment of distributions ........          6,821         122,812
Redeemed .......................................        (16,358)       (305,659)
                                                      ---------       ---------
Net decrease ...................................           (135)      $  (6,230)
                                                      =========       =========

Year ended October 31, 1998
Sold ...........................................          9,532       $ 184,305
Issued in reinvestment of distributions ........          5,211          94,198
Redeemed .......................................        (13,720)       (265,088)
                                                      ---------       ---------
Net increase ...................................          1,023       $  13,415
                                                      =========       =========

ADVISOR CLASS

Shares Authorized ..............................         50,000
                                                      =========
Year ended October 31, 1999
Sold ...........................................            575       $  10,802
Issued in reinvestment of distributions ........             52             931
Redeemed .......................................           (396)         (7,441)
                                                      ---------       ---------
Net increase ...................................            231       $   4,292
                                                      =========       =========

Year ended October 31, 1998
Sold ...........................................             79       $   1,523
Issued in reinvestment of distributions ........             34             616
Redeemed .......................................            (59)         (1,144)
                                                      ---------       ---------
Net increase ...................................             54       $     995
                                                      =========       =========

--------------------------------------------------------------------------------
5.  BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through October 31,
1999.

18      1-800-345-2021

Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                              Investor Class
                                            1999        1998        1997        1996        1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $ 19.39     $ 19.55     $ 18.55     $ 17.70     $ 15.94
                                         -------     -------     -------     -------     -------
Income From Investment Operations
  Net Investment Income(1) ...........      0.46        0.42        0.40        0.44        0.48
  Net Realized and Unrealized Gain
  on Investment Transactions .........      1.69        1.45        2.41        1.88        2.03
                                         -------     -------     -------     -------     -------
  Total From Investment Operations ...      2.15        1.87        2.81        2.32        2.51
                                         -------     -------     -------     -------     -------
Distributions
  From Net Investment Income .........     (0.47)      (0.43)      (0.43)      (0.46)      (0.48)
  From Net Realized Gains on
  Investment Transactions ............     (2.12)      (1.60)      (1.38)      (1.01)      (0.27)
                                         -------     -------     -------     -------     -------
  Total Distributions ................     (2.59)      (2.03)      (1.81)      (1.47)      (0.75)
                                         -------     -------     -------     -------     -------
Net Asset Value, End of Period .......   $ 18.95     $ 19.39     $ 19.55     $ 18.55     $ 17.70
                                         =======     =======     =======     =======     =======
  Total Return(2) ....................     12.03%      10.46%      16.34%      14.04%      16.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............      1.00%       1.00%       1.00%       0.99%       0.98%
Ratio of Net Investment Income
  to Average Net Assets ..............      2.44%       2.16%       2.15%       2.50%       2.90%
Portfolio Turnover Rate ..............       128%        102%        110%        130%         85%
Net Assets, End of Period
  (in millions) ......................   $   914     $   938     $   926     $   879     $   816

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements              www.americancentury.com      19

Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                               1999           1998           1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $    19.38     $    19.55     $    17.46
                                           ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income(2) .............         0.41           0.37           0.29
  Net Realized and Unrealized Gain
  on Investment Transactions ...........         1.69           1.44           2.04
                                           ----------     ----------     ----------
  Total From Investment Operations .....         2.10           1.81           2.33
                                           ----------     ----------     ----------
Distributions
  From Net Investment Income ...........        (0.42)         (0.38)         (0.24)
  From Net Realized Gains
  on Investment Transactions ...........        (2.12)         (1.60)          --
                                           ----------     ----------     ----------
  Total Distributions ..................        (2.54)         (1.98)         (0.24)
                                           ----------     ----------     ----------
Net Asset Value, End of Period .........   $    18.94     $    19.38     $    19.55
                                           ==========     ==========     ==========
  Total Return(3) ......................        11.74%         10.15%         13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................         1.25%          1.25%          1.25%(4)
Ratio of Net Investment Income
  to Average Net Assets ................         2.19%          1.91%          1.90%(4)
Portfolio Turnover Rate ................          128%           102%           110%
Net Assets, End of Period
  (in thousands) .......................   $   10,946     $    6,723     $    5,724

(1)  January 6, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

20      1-800-345-2021                      See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1999,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation  of securities owned at October
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Balanced Fund as of October 31, 1999, the results of its operations for  the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

                                                www.americancentury.com      21

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

22      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to overweight relatively undervalued sectors of the market.

COMPARATIVE INDICES

     The indices listed below are used  in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented  by the S&P 500, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of the Lehman Brothers
Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities
Index. It reflects the price fluctuations of Treasury securities, U.S.
government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS

    Equity Portfolio
      JOHN SCHNIEDWIND
       KURT BORGWARDT

    Fixed-Income Portfolio
       JEFF HOUSTON

    Credit Research
       GREG AFIESH

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH
AND ABILITY  TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE"
SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST
COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
    LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

                                                www.americancentury.com      23

Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such  as credit-card debt, auto loans, and commercial mortgages.

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

*   U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm
Credit Bank).

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

*   DURATION -- a measure of the sensitivity of a
fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

*   WEIGHTED AVERAGE MATURITY (WAM) -- another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.
The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

*   BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

*   COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

*   GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

*   VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.2 billion. This is Lipper's market-capitalization breakpoint as of October 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) between $1.9 billion and $8.2 billion. This is Lipper's market-capitalization breakpoint as of October 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 is representative of mid-cap stock performance.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of less than $1.9 billion. This is Lipper's market-capitalization breakpoint as of October 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results.
For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 19-20.

24      1-800-345-2021
Glossary
--------------------------------------------------------------------------------
(Continued)

YIELDS

*    30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

                                                www.americancentury.com      25

Notes
--------------------------------------------------------------------------------

26      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      27

Notes
--------------------------------------------------------------------------------

28      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time.
Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the
Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader  in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
9912                               is the distributor for American Century funds
SH-ANN-18853                       (c)1999 American Century Services Corporation

[front cover]

OCTOBER 31, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

LIMITED-TERM BOND
INTERMEDIATE-TERM BOND
BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K Testing Efforts Pay Dividends in Preparedness
--------------------------------------------------------------------------------

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

LIMITED-TERM BOND
(ABLIX)
---------------------------

INTERMEDIATE-TERM BOND
(TWITX)
---------------------------

BOND
(TWLBX)
---------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Tackling the Rollover Challenge
--------------------------------------------------------------------------------

   Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

   Our Rollover Expert Team will:

   * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and
American Century Brokerage.

   * Assist you with the paperwork, helping to ensure it's completed right the first time.

   * Monitor retirement plan money as it rolls over from your employer-sponsored plan to the American Century Rollover IRA account.

   Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Higher interest rates made for a difficult environment for U.S. bonds during the fiscal year ended October 31, 1999. Rapid U.S. economic growth, the recovery of overseas economies, and increased inflation anxiety influenced the
Federal Reserve (the U.S. central bank) to raise short-term interest rates to rein in the economy and reduce pressure on prices and wages.

     Nevertheless, the American Century diversified bond funds generally provided competitive yields and returns compared with similar funds. Fund shareholders have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     On the corporate front, American Century has long been an active supporter of the development of technologies that improve the efficiencies of capital markets. Toward that end, we've made strategic investments in several other financial services firms. For example, one priority in making these investments has been reducing the costs of buying and selling securities for our funds.
Savings in this area directly affect the performance of your funds.

     We're also pleased to report that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

LIMITED-TERM BOND

INTERMEDIATE-TERM BOND

BOND

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   22
   Statements of Operations ...............................................   23
   Statements of Changes
      in Net Assets .......................................................   24
   Notes to Financial
      Statements ..........................................................   25
   Financial Highlights ...................................................   28
   Independent Auditors'
      Report ..............................................................   34
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   35
   Background Information
      Investment Philosophy
         and Policies .....................................................   36
      Comparative Indices .................................................   36
      Lipper Rankings .....................................................   36
      Investment Team
         Leaders ..........................................................   36
      Credit Rating
         Guidelines .......................................................   36
   Glossary ...............................................................   37

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  The year ended October 31, 1999, was difficult for bond investors as interest rates rose sharply.

*  Better global growth, a healthy U.S. economy, and higher inflation combined to push up interest rates.

*  To try to cool the economy and preempt future inflation, the Federal Reserve raised interest rates twice during the summer. (The Fed raised rates a third time in November.)

*  Among broad sectors of the U.S. bond market, mortgage-backed securities performed best, followed by corporate and Treasury bonds.

CORPORATE CREDIT REVIEW

*  For the 12 months, corporate credit conditions generally improved.

*  Better economic growth here and abroad helped increase corporate profits, resulting in more credit rating upgrades than downgrades.

*  Asian economies--in turmoil just 12 months ago--rebounded sharply; however, we still have not seen lasting structural reforms.

*  Higher commodity prices helped energy-related businesses, while record merger and acquisition activity benefited many other sectors of the economy.

LIMITED-TERM BOND

*  Despite higher interest rates, Limited-Term Bond had a positive return for the year.

*  The fund had an above-average yield, though its return lagged its Lipper group average.

*  The portfolio's return was limited by the poor performance of a single bond, which fell sharply because of questionable accounting practices by its issuer.

*  We upgraded the fund's credit quality and liquidity, adding higher-rated corporate securities, as well as Treasury and mortgage-backed bonds.

INTERMEDIATE-TERM BOND

*  Though higher interest rates limited performance, Intermediate-Term Bond's yield and return were better than average.

*  Our below-average expenses and relative-value approach to asset allocation help explain why the fund outperformed its Lipper group average.

*  The main changes we made to the portfolio were to improve its liquidity and credit quality.

*  We reduced our corporate bond holdings, adding some Treasury bonds and attractively valued mortgage-backed securities.

BOND

*  The portfolio's performance reflected the difficult investment climate for bonds.

*  The fund's return slightly lagged the Lipper group average, though Bond's yield ranked in the top 20% of the peer group.

*  We increased the portfolio's credit quality and liquidity by reducing its corporate bond holdings and adding Treasury and mortgage-backed bonds.

*  We have a cautious outlook for interest rates in general, but we think corporate and mortgage-backed bonds are very attractively valued relative to
   Treasurys right now.

[left margin]

                   LIMITED-TERM BOND(1)
                         (ABLIX)
       TOTAL RETURNS:             AS OF 10/31/99
          6 Months                         1.01%(2)
          1 Year                           2.75%
       30-DAY SEC YIELD:                   5.95%
       INCEPTION DATE:                    3/1/94
       NET ASSETS:                 $18.3 million(3)

                 INTERMEDIATE-TERM BOND(1)
                         (TWITX)
       TOTAL RETURNS:             AS OF 10/31/99
          6 Months                        -0.57%(2)
          1 Year                           0.29%
       30-DAY SEC YIELD:                   6.29%
       INCEPTION DATE:                    3/1/94
       NET ASSETS:                 $34.2 million(3)

                         BOND(1)
                         (TWLBX)
       TOTAL RETURNS:             AS OF 10/31/99
          6 Months                        -1.08%(2)
          1 Year                          -1.00%
       30-DAY SEC YIELD:                   6.59%
       INCEPTION DATE:                    3/2/87
       NET ASSETS:                $122.8 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 10, and 16. Investment terms are defined in the
Glossary on pages 37-38.

2      1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Inflation fears and rising interest rates created a difficult environment for bonds during the year ended October 31, 1999. The Lehman Aggregate Bond
Index, a broad measure of U.S. bond market performance, returned 0.53%.

REVERSAL OF FORTUNE

     What a difference a year makes. In late 1998, global economic turmoil and volatile financial markets led investors to seek safe haven in Treasury bonds.
In addition, the Federal Reserve (the U.S. central bank) cut short-term interest rates three times to help stabilize the markets. In this environment, Treasury bond yields fell to all-time lows.

     Fast forward to October 1999. The series of rate cuts by the Fed in late
1998 proved to be successful--overseas economies stabilized, investor confidence returned, and the financial markets settled down. But the Fed's rate cuts also provided fuel to a domestic economic engine that was already cruising at high speed. As evidence of rising inflation began to appear, the Fed reversed course, raising short-term rates twice during the summer of 1999. (The Fed raised rates again in November.) By the end of October, Treasury bond yields were more than
100 basis points (or 1%) higher than they were a year earlier (see the chart at right).

MORTGAGES OUTPERFORMED

     Mortgage-backed securities were the best-performing sector of the U.S. bond market over the past year (see the table at right). Mortgage-backed bonds were hurt by heavy mortgage refinancing activity in 1998, but rising interest rates helped reduce prepayments in 1999.

     Treasury bonds performed worst among U.S. bonds. The 30-year Treasury bond returned -8.1% for the year ended October 31--its worst performance since 1994.

RECORD CORPORATE BOND SUPPLY

     Corporate bonds performed well in late 1998 and early 1999. Continued
economic strength boosted investor confidence in corporate debt, and the Fed's rate cuts helped reduce corporate borrowing costs.

     But lower rates also encouraged corporations to issue new debt, which led to record corporate bond issuance in the second and third quarters of 1999. In addition to taking advantage of relatively low rates, companies wanted to complete their debt financing before the end of the year in case of possible Y2K problems.

     While corporate supply was expanding, demand for corporate bonds declined.
Investors displayed less appetite for risk, focusing on Treasury and high-quality corporate bonds. This weakened the performance of corporate bonds in general, hitting lower-quality bonds especially hard.

     Corporate bonds suffered losses in the summer, before rebounding modestly in September and October as new issuance began to taper off.

[right margin]

"INFLATION FEARS AND RISING INTEREST RATES CREATED A DIFFICULT ENVIRONMENT FOR
BONDS."

BOND INDEX RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1999

LEHMAN AGGREGATE
   BOND INDEX             0.53%

LEHMAN CORPORATE
   BOND INDEX             0.61%

LEHMAN MORTGAGE-BACKED
   SECURITIES INDEX       2.99%

LEHMAN TREASURY
   BOND INDEX            -1.55%

Source: Russell/Mellon Analytical

[line graph - data below]

TREASURY YIELD CURVE

                 10/31/98        4/30/99         10/31/99
YEARS TO
MATURITY
1                 4.38%           4.96%           5.66%
2                 4.26%           5.09%           5.88%
3                 4.34%           5.18%           5.87%
4                 4.38%           5.28%           5.99%
5                 4.32%           5.22%           5.99%
6                 4.39%           5.32%           6.07%
7                 4.46%           5.42%           6.15%
8                 4.49%           5.39%           6.11%
9                 4.52%           5.36%           6.07%
10                4.54%           5.32%           6.03%
11                4.65%           5.41%           6.12%
12                4.76%           5.50%           6.20%
13                4.89%           5.59%           6.29%
14                4.99%           5.68%           6.37%
15                5.08%           5.77%           6.46%
16                5.12%           5.80%           6.48%
17                5.17%           5.83%           6.50%
18                5.21%           5.86%           6.51%
19                5.26%           5.89%           6.53%
20                5.30%           5.93%           6.55%
21                5.32%           5.93%           6.52%
22                5.34%           5.92%           6.53%
23                5.35%           5.92%           6.51%
24                5.37%           5.91%           6.50%
25                5.38%           5.90%           6.49%
26                5.33%           5.86%           6.45%
27                5.28%           5.82%           6.41%
28                5.23%           5.78%           6.37%
29                5.18%           5.74%           6.33%
30                5.14%           5.71%           6.29%

Source: Bloomberg Financial Markets

                                                www.americancentury.com      3

Corporate Credit Review
--------------------------------------------------------------------------------

FAVORABLE CREDIT CONDITIONS

     For the year ended October 31, 1999, corporate credit conditions continued
to improve. Healthy economic growth in the U.S., along with rebounding growth overseas, led to increased profits for many companies. As a result, credit rating upgrades among corporate bonds outnumbered downgrades.

     The past year was relatively calm from a credit perspective, with few broad trends developing. Most sectors of the economy were fairly stable; any credit problems tended to be company-specific, not endemic to entire industries.

RISK AVERSION

     Although credit conditions were mostly positive, the negative situations were unusually damaging. For some companies, minor credit problems ballooned into major ordeals.

     This occurred largely because investors in the corporate bond market showed a reduced tolerance for risk. They were quick to dump corporate bonds at the first hint of any trouble at the issuing company.

     This risk aversion threatened the financial health of some companies as investors unloaded their securities after a downgrade. Other companies that have been downgraded have found it difficult to issue new bonds because of the lack of demand in the marketplace.

ASIA GRADUALLY RECOVERS

     One of the reasons for the general improvement of credit conditions was evidence of economic recovery in Asia. Countries such as South Korea and
Malaysia experienced a solid turnaround in their economies, and even Japan began to emerge from a decade-long recession. Thanks to this economic rebound, several
Asian countries received credit rating upgrades in 1999.

     However, these improvements are mainly cyclical changes to the business environment. The region has made little progress on the more important structural changes necessary for the long-term health of its economies. Japan's government has run up a substantial amount of debt while unsuccessfully trying to cure its ailing banking system. Indonesia has been through a series of political crises that forced economic reforms to the back burner, and China is struggling with its own banking difficulties.

     Although some progress has been made, Asia still has a long road ahead before it fully recovers from its disastrous meltdown in 1997 and 1998.

SECTOR OVERVIEW

     Industries dependent on commodities saw the most improvement in the past year. As the global economy began to rebound, increased demand for commodities led to firmer prices. In particular, energy companies benefited from a near doubling in the price of oil.

     Mergers and acquisitions are on pace to beat the record set in 1998. The telecommunications industry has seen the most merger activity as companies pursue globalization strategies. The mergers are designed to help them become worldwide providers of bundled telecommunications services, including cellular, cable, and Internet services.

     Utilities have also tried to expand globally while dealing with state deregulation domestically. Although deregulation has been positive for credit quality, utilities are taking on greater risks by becoming international players.

[left margin]

"CREDIT RATING UPGRADES AMONG CORPORATE  BONDS OUTNUMBERED DOWNGRADES."

CORPORATE CREDIT
RESEARCH TEAM

    Director
       GREG AFIESH

    Corporate Credit Analysts
       DANIEL BAKER
       MICHAEL DIFLEY
       KRISTINE WALSH
       PHIL LEVY
       LYNDA LOWRY
       SUDHA MANI
       BETSY MOORE
       TOM VAIANA

4      1-800-345-2021

Limited-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                            INVESTOR CLASS (INCEPTION 3/1/94)                       ADVISOR CLASS (INCEPTION 11/12/97)
                            MERRILL LYNCH                                                            MERRILL LYNCH
            LIMITED-TERM        1-5 YR.       SHORT INVESTMENT-GRADE DEBT FUNDS(2)  LIMITED-TERM         1-5 YR.
                BOND      GOVT./CORP. INDEX    AVERAGE RETURN   FUND'S RANKING         BOND        GOVT./CORP. INDEX
========================================================================================================================
6 MONTHS(1)     1.01%           1.25%              1.14%              --               0.88%              1.25%
1 YEAR          2.75%           2.24%              2.98%         61 OUT OF 112         2.49%              2.24%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.20%           5.84%              5.07%         42 OUT OF 93           --                 --
5 YEARS         5.98%           6.77%              5.83%         23 OUT OF 68           --                 --
LIFE OF FUND    5.24%           5.92%             5.38%(3)       20 OUT OF 58(3)       4.42%             5.42%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 35-37 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 10/31/99 Merrill Lynch 1- to
   5-Year Govt./Corp. Index     $13,855
Limited-Term Bond               $13,361

                                      Merrill Lynch
                   Limited-Term       1- to 5-Year
                      Bond         Govt./Corp. Index
DATE                  VALUE              VALUE
3/1/1994             $10,000            $10,000
3/31/1994             $9,933             $9,909
6/30/1994             $9,906             $9,885
9/30/1994             $9,989             $9,974
12/31/1994            $9,979             $9,961
3/31/1995            $10,291            $10,348
6/30/1995            $10,620            $10,764
9/30/1995            $10,794            $10,928
12/31/1995           $11,072            $11,253
3/31/1996            $11,094            $11,243
6/30/1996            $11,193            $11,336
9/30/1996            $11,364            $11,529
12/31/1996           $11,560            $11,772
3/31/1997            $11,638            $11,817
6/30/1997            $11,886            $12,111
9/30/1997            $12,115            $12,386
12/31/1997           $12,300            $12,614
3/31/1998            $12,463            $12,809
6/30/1998            $12,650            $13,023
9/30/1998            $13,019            $13,509
12/31/1998           $13,075            $13,583
3/31/1999            $13,180            $13,639
6/30/1999            $13,222            $13,670
9/30/1999            $13,351            $13,824
10/31/1999           $13,361            $13,855

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Merrill Lynch 1- to 5-Year Government/ Corporate Index is provided for comparison in each graph. Limited-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor
Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                                      Merrill Lynch
                   Limited-Term       1- to 5-Year
                      Bond          Govt./Corp. Index
DATE                 RETURN              RETURN
10/31/1994*          -0.08%               0.16%
10/31/1995            8.89%              10.48%
10/31/1996            5.48%               5.92%
10/31/1997            6.30%               6.93%
10/31/1998            6.58%               8.44%
10/31/1999            2.75%               2.24%

* From 3/1/94 (the fund's inception date) to 10/31/94.

                                                  www.americancentury.com      5

Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of John Walsh]

     An interview with John Walsh, a portfolio manager on the Limited-Term Bond fund investment team.

HOW DID LIMITED-TERM BOND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 1999

     Despite rising interest rates, the fund produced a positive return, though it trailed its peer group average. For the year ended October 31, Limited-Term
Bond returned 2.75%,* compared with the 2.98% average return of the 112 "Short
Investment-Grade Debt Funds" tracked by Lipper Inc. (See the previous page for other fund performance comparisons.)

WHAT ABOUT THE FUND'S YIELD?

     Limited-Term Bond consistently provided above-average income, especially over the past six months. As of October 31, the fund's 30-day SEC yield of 5.95%
was higher than the 5.84% average yield of its Lipper group.

     Yield is important in a short-term fund like Limited-Term Bond because income generally makes up a significant portion of the total return.

IF THE FUND'S YIELD WAS BETTER THAN AVERAGE, WHY WASN'T THE FUND'S TOTAL RETURN

     Limited-Term Bond's underperformance can be traced to a single portfolio holding--Rite Aid, one of the leading drugstore chains in the country. Earlier this year, we invested about 2.5% of the fund's portfolio in two-year bonds issued by the company, which had an investment-grade credit rating.

     In October, Rite Aid was forced to restate its earnings for the past three years, cutting them in half because of some questionable accounting practices.
That gave rise to some concerns that the company may have trouble meeting some of its obligations. This ultimately led to several credit rating downgrades and the firing of Rite Aid's CEO.

     As a result, the prices of both Rite Aid's stock and bonds fell. We sold about half of our holdings in September, before the situation came to a head.
(The fund had no exposure to Rite Aid bonds by early November.) Even though we worked hard to avoid the worst of the situation, the bonds still contributed a three- to four-cent loss in the fund's share price.

IT'S UNUSUAL TO SEE SUCH PRICE VOLATILITY IN A SHORT-TERM BOND FUND. WHY HAS THE
FUND'S PRICE FLUCTUATED SO MUCH?

     Sentiment in the corporate bond market has shifted, becoming much more risk averse. For a variety of reasons--Y2K, inflation fears, the health of the economy, and a lack of liquidity in the market--investors simply have a much smaller appetite for risk than they've had in the past few years.

     As a result, bonds that maintained strong credit quality were well rewarded, while bonds whose credit quality weakened were severely punished.

*  All fund returns and yields referenced in this interview are for Investor
   Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                10/31/99          10/31/98
NUMBER OF SECURITIES              44                54
WEIGHTED AVERAGE
   MATURITY                     1.9 YRS           2.4 YRS
AVERAGE DURATION                1.7 YRS           2.1 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)               0.70%             0.70%

YIELDS AS OF OCTOBER 31, 1999
                                INVESTOR           ADVISOR
                                 CLASS              CLASS
30-DAY SEC YIELD                 5.95%             5.69%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF             AS OF
             10/31/99           4/30/99
AAA             58%               48%
AA               1%               1%
A               22%               19%
BBB             14%               29%
BB               5%               3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 36 for more information.

Investment terms are defined in the Glossary on pages 37-38.

6      1-800-345-2021

Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY CHANGES TO THE CREDIT QUALITY OF LIMITED-TERM BOND'S PORTFOLIO

     Yes, we shifted the portfolio more toward high-quality bonds. We sold a number of BBB-rated corporate bonds and added more AAA-rated bonds (see the chart on page 6). We're also holding more Treasury and mortgage-backed bonds than we were six months ago, which helped improve credit quality.

BUT YOU ACTUALLY REDUCED THE FUND'S TREASURY BOND HOLDINGS OVER THE PAST YEAR.
WHY?

     A year ago, Treasury bonds were the best performers in the U.S. bond market, so we began to take profits by selling some of our Treasury holdings and buying more attractive corporate and mortgage-backed bonds. This paid off as corporate and mortgage-backed bonds outperformed Treasurys in late 1998 and early 1999.

     But in the last six months, as the corporate bond market became more volatile, we cut back a little on our corporate bond holdings and moved back into Treasurys, as well as adding more mortgage-backed securities. This has given the portfolio a little more liquidity and stability.

WHAT OTHER CHANGES DID YOU MAKE TO  THE PORTFOLIO?

     We increased the fund's price stability by shortening its duration (a measure of price volatility as interest rates change). Over the past year,
Limited-Term Bond's duration decreased from 2.1 years to 1.7 years. A shorter duration means less share price volatility for the fund, which is a good thing when rising interest rates push bond prices lower.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR THE U.S. BOND MARKET?

     Interest rates have risen pretty dramatically over the past year, and we think most of the increase is behind us. However, the U.S. economy has not shown any signs of slowing down--the economy grew at a 5.5% annual rate in the third quarter of 1999. That could lead the Federal Reserve to raise short-term interest rates again in the first half of 2000.

     The question is whether the economy will begin to slow down next year. And as in 1999, this may depend on the performance of the stock market. Consumer spending, which is the main driver of the economy, has gotten a boost from the
"wealth effect" of stock market gains. Fed officials have been watching this closely and will likely remain on alert until they see a drop in consumer confidence.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR LIMITED-TERM BOND GOING
FORWARD?

     We expect to position the fund a little more defensively. That means maintaining the fund's current, somewhat short duration, and increasing the liquidity of the fund by holding bonds issued by larger, more visible companies.

     We also plan to continue adding corporate and mortgage-backed bonds, which we think currently offer the best values in the bond market.

[right margin]

"DESPITE RISING INTEREST RATES, THE FUND PRODUCED A POSITIVE RETURN, THOUGH IT
TRAILED ITS PEER GROUP AVERAGE."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF OCTOBER 31, 1999
Corporate Bonds         46%
U.S. Treasury           21%
Asset-Backed            12%
Mortgage-Backed         12%
Other                    9%

AS OF APRIL 30, 1999
Corporate Bonds         54%
Asset-Backed            14%
U.S. Treasury           13%
Mortgage-Backed         13%
Other                    6%

Investment terms are defined in the Glossary on pages 37-38.

                                                www.americancentury.com      7

Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

OCTOBER 31, 1999

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 20.8%
                  $1,250   U.S. Treasury Notes, 5.50%,
                              3/31/00                             $ 1,251
                     500   U.S. Treasury Notes, 6.375%,
                              5/15/00                                 503
                     500   U.S. Treasury Notes, 5.375%,
                              7/31/00                                 500
                     350   U.S. Treasury Notes, 4.625%,
                              11/30/00                                346
                     500   U.S. Treasury Notes, 5.50%,
                              12/31/00                                499
                     750   U.S. Treasury Notes, 5.50%,
                              8/31/01                                 746
                                                                  -------
TOTAL U.S. TREASURY SECURITIES                                      3,845
                                                                  -------
   (Cost $3,858)

MORTGAGE-BACKED SECURITIES(1) -- 12.2%
                     294   FNMA Pool #313224, 7.00%,
                              12/1/11                                 294
                     427   FNMA Pool #313481, 7.00%,
                              4/1/12                                  427
                     236   FNMA Pool #378698, 8.00%,
                              5/1/12                                  242
                     392   FNMA Pool #411016, 6.50%,
                              3/1/13                                  385
                     430   FNMA Pool #433184, 6.50%,
                              6/1/13                                  423
                     491   FNMA Pool #252736, 7.50%,
                              7/1/14                                  498
                                                                  -------
TOTAL MORTGAGE-BACKED SECURITIES                                    2,269
                                                                  -------
   (Cost $2,307)

ASSET-BACKED SECURITIES(1) -- 12.0%
                     500   Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                         493
                     500   CIT RV Trust, Series 1997 A,
                              Class A5 SEQ, 6.25%,
                              11/17/08                                499
                     319   Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                     321
                     377   Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                362
                     150   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                                 150
                      97   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                           98

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                  $  186   FNMA Whole Loan, Series
                              1995 W1, Class A6, 8.10%,
                              4/25/25                             $   188
                     110   Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $110)(2)                           110
                                                                  -------
TOTAL ASSET-BACKED SECURITIES                                       2,221
                                                                  -------
   (Cost $2,247)

CORPORATE BONDS -- 45.9%
BANKS -- 1.6%
                     300   Bank One Corp., 6.40%, 8/1/02              297
                                                                  -------
CHEMICALS -- 2.6%
                     500   Monsanto Co., 5.375%, 12/1/01
                              (Acquired 12/4/98, Cost
                              $499)(2)                                489
                                                                  -------
DEPARTMENT STORES -- 1.6%
                     300   Wal-Mart Stores, Inc., 6.15%,
                              8/10/01                                 299
                                                                  -------
DIVERSIFIED COMPANIES -- 2.7%
                     500   Tyco International Group SA,
                              6.875%, 9/5/02 (Acquired
                              9/15/99, Cost $500)(2)                  497
                                                                  -------
ELECTRICAL UTILITIES -- 2.7%
                     500   CMS Energy Corp., 8.00%,
                              7/1/01                                  499
                                                                  -------
ENERGY -- 2.2%
                     400   Oryx Energy Co., 9.50%,
                              11/1/99                                 400
                                                                  -------
FINANCIAL SERVICES -- 6.1%
                     375   Aristar Inc., 6.75%, 8/15/01               376
                     250   Ford Motor Credit Co., 6.125%,
                              4/28/03                                 244
                     200   Franchise Finance Corp., 7.00%,
                              11/30/00                                199
                     300   International Lease Finance Corp.,
                              6.375%, 1/18/00                         301
                                                                  -------
                                                                    1,120
                                                                  -------
GAS & WATER UTILITIES -- 2.1%
                     400   K N Energy, Inc., 6.45%,
                              11/30/01                                394
                                                                  -------
LIFE AND HEALTH INSURANCE -- 2.1%
                     400   Conseco Inc., 6.40%, 6/15/01               391
                                                                  -------
MOTOR VEHICLES & PARTS -- 4.0%
                     300   General Motors Corp. Global
                              Notes, 9.625%, 12/1/00                  310

8      1-800-345-2021                       See Notes to Financial Statements

Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                  (Continued)
OCTOBER 31, 1999

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS (continued)
                 $   250   Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $250)(2)                            $   245
                     200   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                        192
                                                                  -------
                                                                      747
                                                                  -------
NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS -- 2.3%
                     430   Chelsea GCA Realty Partners,
                              7.75%, 1/26/01                          432
                                                                  -------
RAILROADS -- 2.3%
                     415   Norfolk Southern Corp., 6.95%,
                              5/1/02                                  415
                                                                  -------
REAL ESTATE -- 1.6%
                     300   Spieker Properties, Inc., 6.80%,
                              12/15/01                                298
                                                                  -------
SECURITIES & ASSET MANAGEMENT -- 5.6%
                     400   Lehman Brothers Holdings Inc.
                              MTN, Series E, 6.33%, 8/1/00            401
                     250   Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                  249
                     385   Paine Webber Group Inc. MTN,
                              6.65%, 10/15/02                         380
                                                                  -------
                                                                    1,030
                                                                  -------

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.1%
                  $  250   Rite Aid Corp., 6.70%, 12/15/01        $   204
                                                                  -------
TELEPHONE -- 2.6%
                     500   U S West Capital Funding Inc.,
                              6.125%, 7/15/02                         487
                                                                  -------
WIRELESS TELECOMMUNICATIONS -- 2.7%
                     500   AirTouch Communications, Inc.,
                              7.125%, 7/15/01                         503
                                                                  -------
TOTAL CORPORATE BONDS                                               8,502
                                                                  -------
   (Cost $8,638)

TEMPORARY CASH INVESTMENTS -- 9.1%
    926,000 Units of Participation in Chase Vista
       Prime Money Market Fund (Institutional
       Shares)                                                        926
    Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.13%, dated 10/29/99,
       due 11/1/99 (Delivery Value $763)                              763
                                                                  -------
TOTAL TEMPORARY CASH INVESTMENTS                                    1,689
                                                                  -------
   (Cost $1,689)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $18,526
                                                                  =======
   (Cost $18,739)

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1999 was $1,341 which represented 7.3% of net assets.

See Notes to Financial Statements               www.americancentury.com      9

Intermediate-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                             INVESTOR CLASS (INCEPTION 3/1/94)                         ADVISOR CLASS (INCEPTION 8/14/97)
                               LEHMAN INTERM.                                                             LEHMAN INTERM.
            INTERMEDIATE-TERM   GOVT./CORP.   INTERM. INVESTMENT-GRADE DEBT FUNDS(2)   INTERMEDIATE-TERM    GOVT./CORP.
                  BOND            INDEX          AVERAGE RETURN   FUND'S RANKING             BOND             INDEX
========================================================================================================================
6 MONTHS(1)      -0.57%           0.47%             -0.78%             --                   -0.69%            0.47%
1 YEAR            0.29%           0.99%             -0.07%        96 OUT OF 266              0.05%            0.99%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           5.23%           5.81%              5.21%        90 OUT OF 186               --               --
5 YEARS           6.61%           7.12%              6.94%        92 OUT OF 133               --               --
LIFE OF FUND      5.58%           5.98%             6.03%(3)      58 OUT OF 116(3)           4.40%           5.67%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 35-37 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 10/31/99
Lehman Govt./Corp.
   Intermediate Index           $13,902
Intermediate-Term Bond          $13,603

                 Intermediate-Term   Lehman Govt./Corp.
                      Bond          Intermediate Index
DATE                  VALUE              VALUE
3/1/1994             $10,000            $10,000
3/31/1994             $9,856             $9,835
6/30/1994             $9,801             $9,776
9/30/1994             $9,882             $9,856
12/31/1994            $9,880             $9,845
3/31/1995            $10,265            $10,278
6/30/1995            $10,754            $10,790
9/30/1995            $10,950            $10,969
12/31/1995           $11,374            $11,356
3/31/1996            $11,217            $11,261
6/30/1996            $11,255            $11,332
9/30/1996            $11,451            $11,533
12/31/1996           $11,745            $11,815
3/31/1997            $11,714            $11,802
6/30/1997            $12,089            $12,151
9/30/1997            $12,469            $12,479
12/31/1997           $12,707            $12,746
3/31/1998            $12,906            $12,945
6/30/1998            $13,135            $13,188
9/30/1998            $13,676            $13,780
12/31/1998           $13,654            $13,821
3/31/1999            $13,647            $13,795
6/30/1999            $13,482            $13,740
9/30/1999            $13,581            $13,866
10/31/1999           $13,603            $13,902

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Lehman Intermediate Government/ Corporate Index is provided for comparison in each graph. Intermediate-Term Bond's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                 Intermediate-Term  Lehman Govt./Corp.
                      Bond         Intermediate Index
DATE                 RETURN              RETURN
10/31/1994*           -1.24%              -1.45%
10/31/1995           12.19%              12.54%
10/31/1996            5.36%               5.81%
10/31/1997            7.87%               7.49%
10/31/1998            7.71%               9.12%
10/31/1999            0.29%               0.99%

* From 3/1/94 (the fund's inception date) to 10/31/94.

10      1-800-345-2021

Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of Bud Hoops]   {photo of Jeff Houston]

     An interview with Bud Hoops and Jeff Houston, portfolio managers on the
Intermediate-Term Bond fund investment team.

HOW DID INTERMEDIATE-TERM BOND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31,
1999?

     The portfolio had a better-than-average yield and return, though performance was limited by the sharp increase in interest rates (see page 3).
For the year, Intermediate-Term Bond returned 0.29%,* while the average return of the 266 "Intermediate Investment-Grade Debt Funds" tracked by Lipper was
-0.07%. (See the previous page for additional performance comparisons.)

     The fund's 30-day SEC yield at the end of October was 6.29%. That's better than the 6.09% average yield of the Lipper group.

WHY DID INTERMEDIATE-TERM BOND OUTPERFORM THE LIPPER GROUP AVERAGE?

     Some of the difference can be attributed to our below-average management expenses. Our expense ratio on October 31, 1999, was 0.75%, while the Lipper group average was 0.91%. Other things being equal, lower expenses should translate into higher yields and returns for our shareholders.

     Our management approach also helped returns. We try to position the fund to capture the best relative values in the bond market by making modest adjustments to the portfolio's asset allocation. As part of that relative-value approach, we tend to hold more corporate and mortgage-backed securities and fewer Treasury bonds than many of the funds in our peer group. Corporate and mortgage-backed securities performed better than Treasurys this year (see page 3). As a result, the portfolio held up better than the Lipper group average as interest rates rose.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S COMPOSITION?

     The main theme was improving the portfolio's liquidity. "Liquidity" refers to how easy a bond is to buy and sell. When the market for a bond is very liquid, there's little difference between the price sellers ask and what buyers are willing to pay. But in an illiquid market, there can be big disparities between what investors bid and ask for a given bond. A lack of liquidity can cause bond prices to fluctuate more sharply. Those price fluctuations can be especially pronounced for bonds perceived as risky, or bonds issued by less well-known companies.

     Liquidity has been in short supply in the corporate bond market since late last year, when the global economic crisis was in full swing. That crisis caused big losses at several U.S. hedge funds (private, often highly speculative investment vehicles). As a result, they've become more conservative, reducing their trading activity. Another effect of the crisis is that investment banks and bond traders have been less willing to build up bond inventories. Taken together, those two changes have reduced market liquidity.

*  All fund returns and yields referenced in this interview are for Investor
   Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                 10/31/99           10/31/98
NUMBER OF SECURITIES                82                75
WEIGHTED AVERAGE
   MATURITY                       7.7 YRS           7.6 YRS
AVERAGE DURATION                  4.7 YRS           4.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)                 0.75%             0.75%

YIELDS AS OF OCTOBER 31, 1999
                                  INVESTOR          ADVISOR
                                   CLASS             CLASS
30-DAY SEC YIELD                   6.29%             5.99%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                 % OF FUND INVESTMENTS
               AS OF              AS OF
              10/31/99           4/30/99
AAA             56%                45%
AA              5%                  5%
A               14%                17%
BBB             17%                23%
BB               8%                10%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 36 for more information.

Investment terms are defined in the Glossary on pages 37-38.

                                                www.americancentury.com      11

Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID YOU IMPROVE THE PORTFOLIO'S LIQUIDITY?

     In terms of asset allocation, we reduced our exposure to corporate bonds to a little less than half the portfolio by the end of October (see the chart at left). In their place we added much more liquid Treasury and mortgage-backed securities. In addition to improving liquidity, adding mortgage-backed securities also helped performance. Mortgages were the best-performing sector of the U.S. bond market for the last 12 months. We added mortgages in the summer, when they were as attractive relative to Treasurys as they'd been in about two years. Adding Treasurys and government-backed mortgage securities also helped improve the portfolio's credit quality.

DID YOU MAKE ANY CHANGES WITHIN THE CORPORATE BOND POSITION?

     Yes, we improved liquidity within our corporate holdings by emphasizing bonds issued by large, well-known companies, such as Ford, Pepsi, and Wal-Mart.
Bond investors generally have been much more comfortable holding these larger, more stable, and well-known names. It just hasn't paid to hold bonds issued by less well-known companies over the last several months, even when they're attractively valued. As a result, we positioned the portfolio a little more defensively to try to ride out the lack of liquidity in the market.

WHAT'S YOUR OUTLOOK FOR THE MARKET AND INTEREST RATES?

     We're still cautious. Though inflation remains low by historical standards, most inflation measures are up quite a bit over the last 12 months. The economy also continues to grow at a blistering pace, expanding at a 5.5% annual rate in the third quarter. What's more, personal incomes and spending just keep climbing. Consumer spending numbers are important because they account for more than two-thirds of economic growth. When you add it all up, we think the Federal
Reserve could raise interest rates again.

     Though our outlook for interest rates is guarded, we think there's reason to be positive about the corporate and mortgage-backed markets. These sectors are very attractively valued relative to Treasurys by historical standards. When liquidity concerns in the market evaporate, perhaps after Y2K, we think higher-yielding corporate and mortgage-backed bonds could perform well. In addition, corporate bonds in particular tend to perform better when the economy and the outlook for corporate profits are positive.

GIVEN THAT OUTLOOK, HOW DO YOU EXPECT TO MANAGE INTERMEDIATE-TERM BOND GOING
FORWARD?

     In the near term, we expect to continue to emphasize liquidity. That means holding more Treasury and mortgage-backed bonds and fewer corporate securities than we have in the past. Within corporates, we'll continue to focus on larger, more easily bought and sold bond issues.

     But we should repeat that we think values among corporate and mortgage-backed securities are very compelling right now. As a result, we expect to maintain very sizable positions in these higher-yielding bonds.

[left margin]

"THE PORTFOLIO HAD A BETTER-THAN-AVERAGE YIELD AND RETURN, THOUGH PERFORMANCE
WAS LIMITED BY THE SHARP INCREASE IN INTEREST RATES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF OCTOBER 31, 1999
Corporate Bonds         43%
U.S. Treasury           24%
Mortgage-Backed         16%
Asset-Backed             7%
Other                   10%

AS OF APRIL 30, 1999
Corporate Bonds         57%
U.S. Treasury           19%
Mortgage-Backed         14%
Asset-Backed             8%
Other                    2%

Investment terms are defined in the Glossary on pages 37-38.

12      1-800-345-2021

Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

OCTOBER 31, 1999

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 24.4%
                   $3,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                             $ 2,965
                      200  U.S. Treasury Notes, 6.625%,
                              7/31/01                                 203
                      300  U.S. Treasury Notes, 6.50%,
                              5/31/02                                 305
                      300  U.S. Treasury Notes, 7.875%,
                              11/15/04                                323
                      150  U.S. Treasury Notes, 7.50%,
                              2/15/05                                 159
                    1,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                               1,044
                      150  U.S. Treasury Notes, 6.50%,
                              10/15/06                                153
                      150  U.S. Treasury Notes, 5.50%,
                              5/15/09                                 144
                      200  U.S. Treasury Notes, 6.00%,
                              8/15/09                                 200
                      300  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                 382
                      350  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                 448
                      500  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                 611
                      400  U.S. Treasury Bonds, 7.50%,
                              11/15/24                                452
                      300  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                303
                      300  U.S. Treasury Bonds, 5.25%,
                              11/15/28                                258
                      450  U.S. Treasury Bonds, 5.25%,
                              2/15/29                                 390
                                                                  -------
TOTAL U.S. TREASURY SECURITIES                                      8,340
                                                                  -------
   (Cost $8,525)

MORTGAGE-BACKED SECURITIES(1) -- 15.6%
                      429  FHLMC Pool #E00279, 6.50%,
                              2/1/09                                  425
                      251  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                  242
                      187  FHLMC Pool #G00907, 7.00%,
                              2/1/28                                  184
                      559  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                  561
                      310  FNMA Pool #427913, 6.00%,
                              5/1/13                                  298
                      198  FNMA Pool #413812, 6.50%,
                              1/1/28                                  190
                      278  FNMA Pool #411821, 7.00%,
                              1/1/28                                  273
                      342  FNMA Pool #431837, 7.00%,
                              6/1/28                                  336

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $  291  FNMA Pool #450619, 6.00%,
                              12/1/28                             $   272
                      292  FNMA Pool #454947, 6.00%,
                              12/1/28                                 272
                      289  FNMA Pool #252211, 6.00%,
                              1/1/29                                  270
                      349  FNMA Pool #506995, 7.50%,
                              7/1/29                                  350
                      318  GNMA Pool #002202, 7.00%,
                              4/20/26                                 312
                      241  GNMA Pool #780412, 7.50%,
                              8/15/26                                 242
                      241  GNMA Pool #467626, 7.00%,
                              2/15/28                                 237
                      155  GNMA Pool #458862, 7.50%,
                              2/15/28                                 156
                      390  GNMA Pool #436277, 6.50%,
                              3/15/28                                 373
                      332  GNMA Pool #469811, 7.00%,
                              12/15/28                                326
                                                                  -------
TOTAL MORTGAGE-BACKED SECURITIES                                    5,319
                                                                  -------
   (Cost $5,445)

ASSET-BACKED SECURITIES(1) -- 7.1%
                      463  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                          450
                      600  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                 556
                      330  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                317
                      250  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                                 250
                      400  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                                400
                      300  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                 296
                      146  First Merchants Auto Receivables
                              Corp., Series 1996 B,
                              Class A2, 6.80%, 5/15/01                146
                                                                  -------
TOTAL ASSET-BACKED SECURITIES                                       2,415
                                                                  -------
   (Cost $2,500)

See Notes to Financial Statements              www.americancentury.com      13

Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
OCTOBER 31, 1999

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 42.9%
AIRLINES -- 1.4%
                   $  500  Continental Airlines, Inc., 8.00%,
                              12/15/05                            $   465
                                                                  -------
BANKS -- 4.4%
                      500  BankAmerica Corp., 7.75%,
                              7/15/02                                 511
                      300  Capital One Bank, 5.95%,
                              2/15/01                                 296
                      250  Corestates Capital Corp., 5.875%,
                              10/15/03                                239
                      500  Fleet Boston Corp., 5.75%,
                              1/15/09                                 448
                                                                  -------
                                                                    1,494
                                                                  -------
CHEMICALS -- 1.0%
                      350  du Pont (E.I.) de Nemours & Co.,
                              6.875%, 10/15/09                        348
                                                                  -------
CONSTRUCTION & REAL PROPERTY -- 0.8%
                      300  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                         278
                                                                  -------
DEPARTMENT STORES -- 0.6%
                      200  Sears, Roebuck & Co., Inc. MTN,
                              8.29%, 6/10/02                          207
                                                                  -------
ELECTRICAL EQUIPMENT -- 1.5%
                      500  Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                          498
                                                                  -------
ELECTRICAL UTILITIES -- 0.9%
                      300  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                          289
                                                                  -------
ENERGY EQUIPMENT & SERVICES -- 1.0%
                      400  Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                         359
                                                                  -------
ENERGY RESERVES & PRODUCTION -- 1.0%
                      350  EOG Resources Inc., 6.70%,
                              11/15/06                                340
                                                                  -------
FINANCIAL SERVICES -- 2.5%
                      250  Ford Motor Credit Co., 6.125%,
                              4/28/03                                 244
                      300  Ford Motor Credit Co., 7.375%,
                              10/28/09                                303
                      300  Franchise Finance Corp., 7.00%,
                              11/30/00                                299
                                                                  -------
                                                                      846
                                                                  -------
FOREST PRODUCTS & PAPER -- 1.5%
                      300  Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                  268
                      250  Abitibi-Consolidated Inc., 8.50%,
                              8/1/29                                  246
                                                                  -------
                                                                      514
                                                                  -------

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 1.7%
                   $  600  K N Energy, Inc., 6.45%,
                              11/30/01                            $   591
                                                                  -------
GOLD -- 1.2%
                      400  Barrick Gold Corp., 7.50%,
                              5/1/07                                  400
                                                                  -------
GROCERY STORES -- 1.4%
                      500  Kroger Co. (The), 7.25%, 6/1/09            487
                                                                  -------
HEAVY ELECTRICAL EQUIPMENT -- 0.9%
                      300  Anixter International Inc., 8.00%,
                              9/15/03                                 301
                                                                  -------
INDUSTRIAL PARTS -- 1.0%
                      350  Caterpillar Inc., 7.25%, 9/15/09           351
                                                                  -------
INFORMATION SERVICES -- 1.1%
                      400  LCI International, Inc., 7.25%,
                              6/15/07                                 393
                                                                  -------
LIFE AND HEALTH INSURANCE -- 3.2%
                      300  Aetna Services, Inc., 6.75%,
                              8/15/01                                 300
                      500  Conseco Inc., 6.40%, 6/15/01               488
                      300  Conseco Inc., 9.00%, 10/15/06              302
                                                                  -------
                                                                    1,090
                                                                  -------
MEDIA -- 3.2%
                      350  British Sky Broadcasting, 6.875%,
                              2/23/09                                 317
                      250  CSC Holdings Inc., 7.625%,
                              7/15/18                                 231
                      500  TCI Communications, Inc., 8.75%,
                              8/1/15                                  560
                                                                  -------
                                                                    1,108
                                                                  -------
MINING & METALS -- 1.4%
                      500  Owens-Illinois Inc., 7.15%,
                              5/15/05                                 466
                                                                  -------
MOTOR VEHICLES & PARTS -- 3.1%
                      500  Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $500)(2)                                491
                      600  Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                        575
                                                                  -------
                                                                    1,066
                                                                  -------
OFFICE -- 0.9%
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                298
                                                                  -------
OIL REFINING -- 2.3%
                      500  Enron Corp., 6.625%, 11/15/05              481
                      300  USX Corp., 6.85%, 3/1/08                   285
                                                                  -------
                                                                      766
                                                                  -------
SECURITIES & ASSET MANAGEMENT -- 0.7%
                      250  Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                  249
                                                                  -------

14      1-800-345-2021                       See Notes to Financial Statements

Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
OCTOBER 31, 1999

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
TELEPHONE -- 2.4%
                   $  500  GTE North Inc., Series H, 5.65%,
                              11/15/08                            $   451
                      350  U S West Communications, 7.20%,
                              11/1/04 (Acquired 10/26/99,
                              Cost $349)(2)                           353
                                                                  -------
                                                                      804
                                                                  -------
WIRELESS TELECOMMUNICATIONS -- 1.8%
                      600  AirTouch Communications, Inc.,
                              7.125%, 7/15/01                         604
                                                                  -------
TOTAL CORPORATE BONDS                                              14,612
                                                                  -------
   (Cost $15,051)

SOVEREIGN GOVERNMENTS & AGENCIES -- 1.7%
                      300  Province of British Columbia,
                              5.375%, 10/29/08                        270
                      300  Province of Quebec, 7.50%,
                              9/15/29                                 302
                                                                  -------
TOTAL SOVEREIGN GOVERNMENTS &
AGENCIES                                                              572
                                                                  -------
   (Cost $597)

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 8.3%
    1,139,000 Units of Participation in Chase
       Vista Prime Money Market Fund
       (Institutional Shares)                                     $ 1,139
    Repurchase Agreement, Goldman Sachs &
       Co., Inc., (U.S. Treasury obligations),
       in a joint trading account at 5.13%, dated
       10/29/99, due 11/1/99 (Delivery value
       $1,692)                                                      1,691
                                                                  -------
TOTAL TEMPORARY CASH INVESTMENTS                                    2,830
                                                                  -------
   (Cost $2,830)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $34,088
                                                                  =======
   (Cost $34,948)

NOTES TO SCHEDULE OF INVESTMENTS

FHMLC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1999, was $844, which represented 2.5% of net assets.

See Notes to Financial Statements               www.americancentury.com      15

Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                               INVESTOR CLASS (INCEPTION 3/2/87)              ADVISOR CLASS (INCEPTION 8/8/97)
                         LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)               LEHMAN AGGREGATE
                  BOND      BOND INDEX      AVERAGE RETURN   FUND'S RANKING        BOND      BOND INDEX
====================================================================================================================
6 MONTHS(1)      -1.08%      -0.15%            -1.39%              --             -1.21%       -0.15%
1 YEAR           -1.00%       0.53%            -0.92%         88 OUT OF 164       -1.25%        0.53%
====================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.70%       6.18%             5.04%         99 OUT OF 135         --            --
5 YEARS           7.13%       7.94%             7.09%         45 OUT OF 100         --            --
10 YEARS          6.93%       7.88%             7.45%         37 OUT OF 42          --            --
LIFE OF FUND      6.98%       7.91%            7.54%(3)      24 OUT OF 28(3)       3.78%        5.86%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/87, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 35-37 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 10/31/99
Lehman Aggregate
   Bond Index         $21,351
Bond                  $19,545

                                     Lehman Aggregate
                       Bond             Bond Index
DATE                   VALUE              VALUE
10/31/1989            $10,000            $10,000
10/31/1990            $10,193            $10,631
10/31/1991            $11,870            $12,312
10/31/1992            $13,108            $13,522
10/31/1993            $14,656            $15,127
10/31/1994            $13,854            $14,572
10/31/1995            $16,231            $16,852
10/31/1996            $17,028            $17,838
10/31/1997            $18,488            $19,424
10/31/1998            $19,743            $21,238
10/31/1999            $19,545            $21,351

$10,000 investment made 10/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
Lehman Aggregate Bond Index is provided for comparison in each graph. Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                                    Lehman Aggregate
                       Bond            Bond Index
DATE                  RETURN             RETURN
10/31/1990             1.93%              6.31%
10/31/1991            16.45%             15.81%
10/31/1992            10.43%              9.83%
10/31/1993            11.81%             11.87%
10/31/1994            -5.47%             -3.67%
10/31/1995            17.16%             15.65%
10/31/1996             4.91%              5.85%
10/31/1997             8.57%              8.89%
10/31/1998             6.79%              9.34%
10/31/1999            -1.00%              0.53%

16      1-800-345-2021

Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Bud Hoops and Jeff Houston (pictured on page 11), portfolio managers on the Bond fund investment team.

HOW DID AMERICAN CENTURY BOND PERFORM IN THE FISCAL YEAR ENDED OCTOBER 31, 1999?

     The fund's return reflected the difficult investment climate for bonds so far in 1999 (see page 3). For the year, Bond's return was -1.00%.* That's about in line with the -0.92% average return of the 164 "A-Rated Corporate Debt Funds"
tracked by Lipper Inc. (See the previous page for additional performance comparisons.)

WHAT ABOUT THE PORTFOLIO'S YIELD? HOW DOES IT COMPARE?

     On October 31, the portfolio had a 30-day SEC yield of 6.59%, while the average corporate debt fund tracked by Lipper had a yield of 6.01%. Bond's yield was good enough to rank in the top 20% of the Lipper group. So even though 1999 has been a difficult year for bond investors, the silver lining is that we're able to offer shareholders very attractive yields. In fact, yields on many bonds are as high as they've been in about two years.

HOW DID YOU POSITION THE PORTFOLIO?

     We kept the fund's duration (a measure of the fund's sensitivity to interest rate changes) around 5.3 years. Instead of making bets on the direction of interest rates, we try to add value by finding the best buys among corporate, mortgage, and Treasury bonds.

     And as we've mentioned in previous reports, we view the portfolio primarily as a corporate bond fund, so we continued to keep almost 60% of assets in corporate securities. Nevertheless, our corporate bond holdings are actually down a little in the last six months.

     Mortgages were very attractively valued, so we trimmed our corporate position and added mortgage-backed bonds--by October 31, mortgage-backed securities made up 20% of the fund (see the chart on page 18). Adding mortgage-backed securities also helped us increase the portfolio's credit quality and liquidity.

WHAT IS LIQUIDITY, AND WHY HAS IT BEEN AN ISSUE LATELY?

     "Liquidity" refers to how easy a bond is to buy and sell. When the market for a bond is very liquid, there's little difference between the price sellers ask and what buyers are willing to pay. But in an illiquid market, there can be big disparities between what investors bid and ask for a given bond. A lack of liquidity can cause bond prices to fluctuate more sharply. Those price fluctuations can be especially pronounced for bonds perceived as risky, or bonds issued by less well-known companies.

     Liquidity has been in short supply in the corporate bond market since last year, when the global economic crisis was in full swing. That crisis caused big losses at several U.S. hedge funds (private, often highly speculative investment vehicles). As a result, they've become more conservative, reducing their trading activity. Another effect of the crisis is that investment banks and bond traders have been less willing to build up bond inventories. Taken together, those two changes have reduced market liquidity.

[right margin]

PORTFOLIO AT A GLANCE
                                 10/31/99           10/31/98
NUMBER OF SECURITIES                61                56
WEIGHTED AVERAGE
   MATURITY                       9.7 YRS           10.6 YRS
AVERAGE DURATION                  5.3 YRS           5.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)                 0.80%             0.80%

YIELDS AS OF OCTOBER 31, 1999
                                  INVESTOR          ADVISOR
                                   CLASS             CLASS
30-DAY SEC YIELD                   6.59%             6.34%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                10/31/99          4/30/99
AAA               43%               31%
AA                 5%                5%
A                 22%               30%
BBB               20%               21%
BB                10%               13%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 36 for more information.

Investment terms are defined in the Glossary on pages 37-38.

*  All fund returns and yields referenced in this interview are for Investor
   Class shares.

                                                www.americancentury.com      17

Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY CHANGES TO IMPROVE LIQUIDITY WITHIN THE CORPORATE BOND
POSITION?

     Yes, we bought bonds issued by large, well-known companies, including Ford,
Pepsi, and Wal-Mart. Bond investors generally have been much more comfortable holding these larger, more stable, and well-known names. It just hasn't paid to hold bonds issued by less well-known companies over the last several months, even when they're attractively valued. So rather than try to swim upstream, we decided to invest in some of these larger names and position the portfolio a little more defensively to try to ride out the current lack of liquidity.

WHAT SECTORS OF THE CORPORATE BOND MARKET DID YOU FAVOR?

     We put some money to work in companies that could benefit from higher commodity prices. Better global economic growth means prices for many commodities have stabilized or begun to recover after last year's crisis. Oil is an obvious example--production cuts and stronger global demand caused oil prices to double. That should translate into better profits for oil-related businesses, so we added some bonds issued by energy companies.

WHAT'S YOUR OUTLOOK FOR THE MARKET AND INTEREST RATES?

     We're still cautious. Though inflation remains low by historical standards, most inflation measures are up quite a bit over the last 12 months. The economy also continues to grow at a blistering pace, expanding at a 5.5% annual rate in the third quarter. What's more, personal incomes and spending just keep climbing. Consumer spending numbers are important because they account for more than two-thirds of economic growth. When you add it all up, we think the Federal
Reserve could raise interest rates again.

     Though our outlook for interest rates is guarded, we think there's reason to be positive about the corporate and mortgage-backed markets. These sectors are very attractively valued relative to Treasurys by historical standards. When liquidity concerns in the market evaporate, perhaps after Y2K, we think higher-yielding corporate and mortgage-backed bonds could perform well. In addition, corporate bonds in particular tend to perform better when the economy and the outlook for corporate profits are positive.

GIVEN THAT OUTLOOK, HOW DO YOU EXPECT TO MANAGE THE PORTFOLIO GOING FORWARD?

     In the near term, we expect to continue to emphasize liquidity. That means holding more mortgage-backed bonds and fewer corporate securities than we have in the past. Within corporates, we'll continue to focus on larger, more easily bought and sold bond issues.

     But we should repeat that we think values among corporate and mortgage-backed securities are very compelling right now. As a result, we expect to maintain sizable positions in these bonds, trying to position the portfolio to capture those higher yields.

[left margin]

"EVEN THOUGH 1999 HAS BEEN A DIFFICULT YEAR  FOR BOND INVESTORS, THE SILVER
LINING IS THAT WE'RE ABLE TO OFFER SHAREHOLDERS VERY ATTRACTIVE YIELDS."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF OCTOBER 31, 1999
Corporate Bonds         58%
Mortgage-Backed         20%
U.S. Treasury           10%
Asset-Backed             8%
Other                    4%

AS OF APRIL 30, 1999
Corporate Bonds         71%
Mortgage-Backed         12%
Asset-Backed             7%
U.S. Treasury            7%
Other                    3%

Investment terms are defined in the Glossary on pages 37-38.

18      1-800-345-2021

Bond--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

OCTOBER 31, 1999

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 10.4%
                   $1,000  U.S. Treasury Notes, 4.625%,
                              11/30/00                            $    989
                    2,500  U.S. Treasury Notes, 5.25%,
                              5/31/01                                2,481
                    4,000  U.S. Treasury Notes, 5.625%,
                              12/31/02                               3,968
                    4,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                                4,889
                                                                  --------
TOTAL U.S. TREASURY SECURITIES                                      12,327
                                                                  --------
   (Cost $12,419)

U.S. GOVERNMENT AGENCY SECURITIES -- 1.6%
                    2,000  TVA, 6.875%, 12/15/43                     1,869
                                                                  --------
   (Cost $1,854 )

MORTGAGE-BACKED SECURITIES(1) -- 20.0%
                    4,184  FHLMC Pool #E68681, 6.00%,
                              1/1/13                                 4,031
                    2,912  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                 2,796
                    1,198  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                 1,178
                    1,862  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                 1,871
                       15  FHLMC REMIC, Series 116,
                              Class F PAC, 8.50%, 2/15/20               15
                    2,861  FNMA Pool #484698, 6.00%,
                              2/1/14                                 2,755
                    1,479  FNMA Pool #252797, 7.50%,
                              9/1/14                                 1,498
                    3,050  FNMA Pool #250452, 6.50%,
                              1/1/26                                 2,945
                    2,892  FNMA Pool #252211, 6.00%,
                              1/1/29                                 2,699
                    1,510  FNMA Pool #503915, 7.00%,
                              7/1/29                                 1,484
                      485  FNMA Pool #504748, 7.00%,
                              7/1/29                                   477
                    1,494  FNMA Pool #506995, 7.50%,
                              7/1/29                                 1,498
                      434  FNMA REMIC, Series 1989-35,
                              Class G, 9.50%, 7/25/19                  455
                                                                  --------
TOTAL MORTGAGE-BACKED SECURITIES                                    23,702
                                                                  --------
   (Cost $24,261)

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(1) -- 8.3%
                   $2,500  AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%, 4/25/27        $  2,417
                    1,500  BMW Vehicle Owner Trust, Series
                              1999 A, Class A3 SEQ, 6.41%,
                              4/25/03                                1,500
                    2,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                         1,881
                    2,400  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                2,224
                    1,888  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                               1,810
                       89  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1995 D1, Class A2, 6.20%,
                              3/10/14                                   89
                                                                  --------
TOTAL ASSET-BACKED SECURITIES                                        9,921
                                                                  --------
   (Cost $10,418)

CORPORATE BONDS -- 57.4%
AIRLINES -- 3.6%
                    1,500  Continental Airlines, Inc., 8.00%,
                              12/15/05                               1,395
                    2,959  Delta Air Lines, Inc., 7.54%,
                              10/11/11                               2,829
                                                                  --------
                                                                     4,224
                                                                  --------
BANKS -- 6.2%
                    2,000  Corestates Capital Corp., 5.875%,
                              10/15/03                               1,913
                    3,000  Mellon Financial Co., 6.00%,
                              3/1/04                                 2,894
                    2,500  National Bank of Canada, 7.75%,
                              11/1/09                                2,516
                                                                  --------
                                                                     7,323
                                                                  --------
CHEMICALS -- 2.5%
                    1,500  ARCO Chemical Co., 10.25%,
                              11/1/10                                1,534
                    1,500  du Pont (E.I.) de Nemours & Co.,
                              6.875%, 10/15/09                       1,491
                                                                  --------
                                                                     3,025
                                                                  --------
COMPUTER HARDWARE & BUSINESS -- 1.2%
                    1,500  International Business Machines
                              Corp., 7.125%, 12/1/96                 1,421
                                                                  --------

See Notes to Financial Statements               www.americancentury.com      19

Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.2%
                   $1,500  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                     $  1,391
                                                                  --------
DEPARTMENT STORES -- 0.8%
                    1,000  Wal-Mart Stores, Inc., 6.875%,
                              8/10/09                                1,004
                                                                  --------
ELECTRICAL EQUIPMENT -- 1.7%
                    2,000  Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                         1,994
                                                                  --------
ELECTRICAL UTILITIES -- 1.6%
                    2,000  Southern Investments UK, 6.80%,
                              12/1/06                                1,902
                                                                  --------
ENERGY -- 2.6%
                    3,000  Oryx Energy Co., 8.125%,
                              10/15/05                               3,103
                                                                  --------
ENERGY EQUIPMENT & SERVICES -- 1.1%
                    1,500  Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                        1,347
                                                                  --------
ENERGY RESERVES & SERVICES -- 1.3%
                    1,600  EOG Resources Inc., 6.70%,
                              11/15/06                               1,553
                                                                  --------
FINANCIAL SERVICES -- 4.2%
                    2,000  Comdisco, Inc., 6.375%,
                              11/30/01                               1,966
                    3,000  Ford Motor Credit Co., 6.50%,
                              2/28/02                                2,989
                                                                  --------
                                                                     4,955
                                                                  --------
FOOD & BEVERAGE -- 2.3%
                    3,000  Pepsi Bottling Group Inc.,
                              5.625%, 2/17/09 (Acquired
                              2/3/99, Cost $2,987)(2)                2,712
                                                                  --------
FOREST PRODUCTS & PAPER -- 1.6%
                    1,350  Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                 1,207
                      750  Abitibi-Consolidated Inc., 8.50%,
                              8/1/29                                   738
                                                                  --------
                                                                     1,945
                                                                  --------
GOLD -- 1.3%
                    1,500  Barrick Gold Corp., 7.50%,
                              5/1/07                                 1,499
                                                                  --------
INDUSTRIAL PARTS -- 0.8%
                    1,000  Caterpillar Inc., 7.25%, 9/15/09          1,003
                                                                  --------
LIFE AND HEALTH INSURANCE -- 5.5%
                    1,500  Conseco Inc., 6.40%, 6/15/01              1,464
                    1,000  Conseco Inc., 9.00%, 10/15/06             1,005
                    1,000  Delphi Financial Group, Inc.,
                              9.31%, 3/25/27                           943
                    3,000  Lincoln National Corp., 9.125%,
                              10/1/04                                3,176
                                                                  --------
                                                                     6,588
                                                                  --------

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MEDIA -- 5.1%
                   $1,500  British Sky Broadcasting, 6.875%,
                              2/23/09                             $  1,358
                    2,000  CSC Holdings Inc., 7.25%,
                              7/15/08                                1,906
                    2,500  TCI Communications, Inc., 8.75%,
                              8/1/15                                 2,798
                                                                  --------
                                                                     6,062
                                                                  --------
MINING & METALS -- 1.6%
                    2,000  Owens-Illinois Inc., 7.15%,
                              5/15/05                                1,864
                                                                  --------
MOTOR VEHICLES & PARTS -- 1.6%
                    2,000  Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $2,000)(2)                             1,963
                                                                  --------
NATURAL GAS -- 2.4%
                    3,000  Columbia Energy Group, 7.42%,
                              11/28/15                               2,831
                                                                  --------
OFFICE -- 2.6%
                    3,000  Spieker Properties, Inc. MTN,
                              7.58%, 12/17/01                        3,024
                                                                  --------
OIL REFINING -- 2.0%
                    2,500  Enron Corp., 6.625%, 11/15/05             2,404
                                                                  --------
TELEPHONE -- 2.6%
                    2,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                               1,804
                    1,250  U S West Communications,
                              7.20%, 11/1/04 (Acquired
                              10/26/99, Cost $1,248)(2)              1,261
                                                                  --------
                                                                     3,065
                                                                  --------
TOTAL CORPORATE BONDS                                               68,202
                                                                  --------
   (Cost $70,703)

SOVEREIGN GOVERNMENTS & AGENCIES -- 1.0%
                    1,200  Province of Quebec, 7.50%,
                              9/15/29                                1,207
                                                                  --------
   (Cost $1,195)

TEMPORARY CASH INVESTMENTS -- 1.3%
              1,517,000 Units of Participation in Chase
                 Vista Prime Money Market Fund
                 (Institutional Shares)                              1,517
                                                                  --------
   (Cost  $1,517)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $118,745
                                                                  ========
   (Cost $122,367)

20      1-800-345-2021                        See Notes to Financial Statements

Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

TVA = Tennessee Valley Authority

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1999, was $5,936 which represented 4.8% of net assets.

See Notes to Financial Statements               www.americancentury.com      21

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                               INTERMEDIATE-
OCTOBER 31, 1999                               LIMITED-TERM        TERM              BOND

ASSETS                                            (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $18,739, $34,948
  and $122,367, respectively) (Note 3) ....   $      18,526    $      34,088    $     118,745
Cash ......................................            --                  4             --
Receivable for investments sold ...........            --                296            6,090
Interest and other receivables ............             268              491            2,025
                                              -------------    -------------    -------------
                                                     18,794           34,879          126,860
                                              -------------    -------------    -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .....................             462             --                169
Payable for investments purchased .........            --                650            3,744
Accrued management fees (Note 2) ..........              11               21               83
Distribution and service fees
  payable (Note 2) ........................               1                2                1
Dividends payable .........................               7               16               46
                                              -------------    -------------    -------------
                                                        481              689            4,043
                                              -------------    -------------    -------------
Net Assets ................................   $      18,313    $      34,190    $     122,817
                                              =============    =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...   $      18,613    $      35,328    $     127,681
Accumulated net realized loss on
  investment transactions .................             (87)            (278)          (1,242)
Net unrealized depreciation
  on investments (Note 3) .................            (213)            (860)          (3,622)
                                              -------------    -------------    -------------
                                              $      18,313    $      34,190    $     122,817
                                              =============    =============    =============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ................................   $  14,747,149    $  30,150,621    $ 121,357,440
Shares outstanding ........................       1,514,774        3,124,334       13,302,060
Net asset value per share .................   $        9.74    $        9.65    $        9.12

Advisor Class, $0.01 Par Value
 ($ and shares in full)
Net assets ................................   $   3,565,794    $   4,039,729    $   1,459,280
Shares outstanding ........................         366,268          418,604          159,931
Net asset value per share .................   $        9.74    $        9.65    $        9.12

22      1-800-345-2021                      See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                        INTERMEDIATE-
YEAR ENDED OCTOBER 31, 1999                 LIMITED-TERM    TERM          BOND

INVESTMENT INCOME                                       (In Thousands)
Income:
Interest ................................     $ 1,210      $ 2,100      $ 9,109
                                              -------      -------      -------

Expenses (Note 2):
Management fees .........................         137          237        1,095
Distribution fees -- Advisor Class ......           3           11            5
Service fees -- Advisor Class ...........           3           11            5
Directors' fees and expenses ............        --              1            2
                                              -------      -------      -------
                                                  143          260        1,107
                                              -------      -------      -------

Net investment income ...................       1,067        1,840        8,002
                                              -------      -------      -------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ........         (87)        (271)      (1,195)
Change in net unrealized
  appreciation on investments ...........        (456)      (1,458)      (8,377)
                                              -------      -------      -------

Net realized and unrealized
  loss on investments ...................        (543)      (1,729)      (9,572)
                                              -------      -------      -------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations .......................     $   524      $   111      $(1,570)
                                              =======      =======      =======

See Notes to Financial Statements               www.americancentury.com      23

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 1999 AND OCTOBER 31, 1998

                                     LIMITED-TERM           INTERMEDIATE-TERM                BOND
Increase (Decrease)
in Net Assets                     1999         1998         1999         1998         1999         1998

OPERATIONS                                                   (In Thousands)
Net investment income .......   $   1,067    $   1,053    $   1,840    $   1,365    $   8,002    $   8,072
Net realized gain (loss)
  on investments ............         (87)          92         (271)         179       (1,195)          47
Change in net unrealized
  appreciation
  on investments ............        (456)         115       (1,458)         206       (8,377)         699
                                ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in
  net assets resulting
  from operations ...........         524        1,260          111        1,750       (1,570)       8,818
                                ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ............      (1,004)      (1,026)      (1,605)      (1,219)      (7,892)      (7,993)
  Advisor Class .............         (63)         (27)        (235)        (146)        (110)         (79)
From net realized gains
  on investment transactions:
  Investor Class ............         (87)         (28)        (178)        --            (68)        (368)
  Advisor Class .............          (5)        --            (22)        --             (1)          (1)
                                ---------    ---------    ---------    ---------    ---------    ---------
Decrease in net assets
  from distributions ........      (1,159)      (1,081)      (2,040)      (1,365)      (8,071)      (8,441)
                                ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ........        (736)       4,236        6,172        9,419      (15,191)      20,229
                                ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease)
  in net assets .............      (1,371)       4,415        4,243        9,804      (24,832)      20,606

NET ASSETS
Beginning of period .........      19,684       15,269       29,947       20,143      147,649      127,043
                                ---------    ---------    ---------    ---------    ---------    ---------
End of period ...............   $  18,313    $  19,684    $  34,190    $  29,947    $ 122,817    $ 147,649
                                =========    =========    =========    =========    =========    =========

24      1-800-345-2021                        See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Limited-Term Bond Fund (Limited-Term), Intermediate-Term
Bond Fund (Intermediate-Term), and Bond Fund (Bond) (the funds) are three of the thirteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek income by investing in bonds and other debt obligations. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares:
the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 1999, Limited-Term, Intermediate-Term and Bond had
accumulated net realized loss carryovers for federal income tax purposes of approximately $87,095, $274,921 and $1,183,191 (expiring in 2007), respectively, which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                                www.americancentury.com      25

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the
Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term, and
Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the
Advisor Class of Limited-Term, Intermediate-Term and Bond is 0.45%, 0.50% and
0.55%, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment
Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the year ended October 31, 1999 for Limited-Term,
Intermediate-Term and Bond were $6,151, $21,932 and $9,940, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended October 31, 1999, were as follows:

                               LIMITED-TERM   INTERMEDIATE-TERM      BOND
PURCHASES                                      (In Thousands)
U.S. Treasury &
  Agency Obligations ..........  $5,382           $17,174           $65,022
Other Debt Obligations ........   8,024           20,327            76,904

PROCEEDS FROM SALES                            (In Thousands)
U.S. Treasury &
  Agency Obligations ..........  $6,391           $15,857           $66,047
Other Debt Obligations ........   8,967           17,734            92,912

    On October 31, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                               LIMITED-TERM   INTERMEDIATE-TERM      BOND
                                               (In Thousands)
Appreciation ..................    $9               $46              $320
Depreciation ..................   (222)            (907)            (3,999)
                              --------------   --------------   ---------------
Net ...........................  $(213)           $(861)           $(3,679)
                              ==============   ==============   ===============
Federal Tax Cost ..............  $18,739          $34,949          $122,424
                              ==============   ==============   ===============

26      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Funds were as follows:

                                   LIMITED-TERM        INTERMEDIATE-TERM              BOND
                               SHARES      AMOUNT     SHARES      AMOUNT       SHARES       AMOUNT
INVESTOR CLASS                                          (In Thousands)

Shares Authorized ............ 150,000                150,000                  150,000
                              ========               ========                ==========
Year ended
  October 31, 1999
Sold .........................  428        $4,235     1,477       $14,664      4,841        $46,081
Issued in reinvestment
  of distributions ...........  102        1,004       161        1,599         785          7,384
Redeemed .....................  (890)      (8,730)    (1,132)    (11,234)      (7,217)     (68,105)
                              --------   ----------  --------   ----------   ----------   ----------
Net increase (decrease) ......  (360)     $(3,491)     506        $5,029       (1,591)     $(14,640)
                              ========   ==========  ========   ==========   ==========   ==========

Year ended
  October 31, 1998
Sold ......................... 1,763       $17,594    1,851       $18,810      8,501        $83,134
Issued in reinvestment
  of distributions ...........  100         999        108        1,093         799          7,783
Redeemed ..................... (1,518)    (15,196)    (1,140)    (11,569)      (7,418)     (72,377)
                              --------   ----------  --------   ----------   ----------   ----------
Net increase .................  345        $3,397      819        $8,334       1,882        $18,540
                              ========   ==========  ========   ==========   ==========   ==========

ADVISOR CLASS                                           (In Thousands)

Shares Authorized ............ 50,000                 50,000                   50,000
                              ========               ========                ==========
Year ended
  October 31, 1999
Sold .........................  404        $3,946      699        $6,859        166         $1,552
Issued in reinvestment
  of distributions ...........   6           59         22         221           11           104
Redeemed .....................  (128)      (1,250)     (610)      (5,937)       (237)       (2,207)
                              --------   ----------  --------   ----------   ----------   ----------
Net increase (decrease) ......  282        $2,755      111        $1,143        (60)        $(551)
                              ========   ==========  ========   ==========   ==========   ==========

Period ended
  October 31, 1998(1)
Sold .........................  107        $1,072      284        $2,873        279         $2,721
Issued in reinvestment
  of distributions ...........   3           26         14         143           8            80
Redeemed .....................  (26)        (259)      (190)      (1,931)       (114)       (1,112)
                              --------   ----------  --------   ----------   ----------   ----------
Net increase .................   84         $839       108        $1,085        173         $1,689
                              ========   ==========  ========   ==========   ==========   ==========

(1)  November 1, 1997 through October 31, 1998 for Intermediate-Term and Bond and November 12, 1997 (commencement of sale of the Advisor Class) through
     October 31, 1998 for Limited-Term.

--------------------------------------------------------------------------------
5.  BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through October 31,
1999.

                                                www.americancentury.com      27

Limted-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                  Investor Class
                                            1999          1998          1997          1996          1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $    10.05    $     9.98    $     9.93    $     9.96    $     9.68
                                        ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income ..............        0.53          0.55          0.56          0.56          0.56
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................       (0.26)         0.08          0.05         (0.03)         0.28
                                        ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations ...        0.27          0.63          0.61          0.53          0.84
                                        ----------    ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income .........       (0.53)        (0.55)        (0.56)        (0.56)        (0.56)
  From Net Realized Gains
  on Investment Transactions .........       (0.05)        (0.01)         --            --            --
                                        ----------    ----------    ----------    ----------    ----------
  Total Distributions ................       (0.58)        (0.56)        (0.56)        (0.56)        (0.56)
                                        ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .......  $     9.74    $    10.05    $     9.98    $     9.93    $     9.96
                                        ==========    ==========    ==========    ==========    ==========
  Total Return(1) ....................        2.75%         6.58%         6.30%         5.48%         8.89%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............        0.70%         0.70%         0.69%         0.68%         0.69%
Ratio of Net Investment Income
  to Average Net Assets ..............        5.38%         5.56%         5.63%         5.63%         5.70%
Portfolio Turnover Rate ..............          72%           97%          109%          121%          116%
Net Assets, End of Period
  (in thousands) .....................  $   14,747    $   18,838    $   15,269    $    8,092    $    7,193

(1)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

28      1-800-345-2021                       See Notes to Financial Statements

Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                           Advisor Class
                                                        1999           1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............    $   10.05      $    9.97
                                                     ---------      ---------
Income From Investment Operations
  Net Investment Income .........................         0.50           0.51
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ....................        (0.26)          0.09
                                                     ---------      ---------
  Total From Investment Operations ..............         0.24           0.60
                                                     ---------      ---------
Distributions
  From Net Investment Income ....................        (0.50)         (0.51)
  From Net Realized Gains
  on Investment Transactions ....................        (0.05)         (0.01)
                                                     ---------      ---------
  Total Distributions ...........................        (0.55)         (0.52)
                                                     ---------      ---------
Net Asset Value, End of Period ..................    $    9.74      $   10.05
                                                     =========      =========
  Total Return(2) ...............................         2.49%          6.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................         0.95%          0.95%(3)
Ratio of Net Investment Income
  to Average Net Assets .........................         5.13%          5.26%(3)
Portfolio Turnover Rate .........................           72%            97%
Net Assets, End of Period
  (in thousands) ................................    $   3,566      $     845

(1) November 12, 1997 (commencement of sale) through October 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements              www.americancentury.com      29

Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                  Investor Class
                                         1999           1998           1997           1996           1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............$    10.24     $    10.07     $     9.91     $    10.07     $     9.53
                                     ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income .............      0.55           0.58           0.59           0.58           0.59
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................     (0.52)          0.17           0.16          (0.06)          0.54
                                     ----------     ----------     ----------     ----------     ----------
  Total From Investment Operations ..      0.03           0.75           0.75           0.52           1.13
                                     ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income ........     (0.55)         (0.58)         (0.59)         (0.58)         (0.59)
  From Net Realized Gains
  on Investment Transactions ........     (0.07)          --             --            (0.10)          --
                                     ----------     ----------     ----------     ----------     ----------
  Total Distributions ...............     (0.62)         (0.58)         (0.59)         (0.68)         (0.59)
                                     ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period ......$     9.65     $    10.24     $    10.07     $     9.91     $    10.07
                                     ==========     ==========     ==========     ==========     ==========
  Total Return(1) ...................      0.29%          7.71%          7.87%          5.36%         12.19%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............      0.75%          0.75%          0.75%          0.74%          0.74%
Ratio of Net Investment Income
  to Average Net Assets .............      5.60%          5.73%          5.99%          5.90%          6.05%
Portfolio Turnover Rate .............       106%            89%            99%            87%           133%
Net Assets, End of Period
  (in thousands) ....................$   30,150     $   26,797     $   18,126     $   15,626     $   12,827

(1)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

30      1-800-345-2021                       See Notes to Financial Statements

Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                               1999          1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....   $   10.24     $   10.07     $    9.96
                                            ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income .................        0.53          0.56          0.12
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............       (0.52)         0.17          0.11
                                            ---------     ---------     ---------
  Total From Investment Operations ......        0.01          0.73          0.23
                                            ---------     ---------     ---------
Distributions
  From Net Investment Income ............       (0.53)        (0.56)        (0.12)
  From Net Realized Gains
  on Investment Transactions ............       (0.07)         --            --
                                            ---------     ---------     ---------
  Total Distributions ...................       (0.60)        (0.56)        (0.12)
                                            ---------     ---------     ---------
Net Asset Value, End of Period ..........   $    9.65     $   10.24     $   10.07
                                            =========     =========     =========
  Total Return(2) .......................        0.05%         7.44%         2.33%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................        1.00%         1.00%         1.00%(3)
Ratio of Net Investment Income
  to Average Net Assets .................        5.35%         5.48%         6.05%(3)
Portfolio Turnover Rate .................         106%           89%           99%
Net Assets, End of Period
  (in thousands) ........................   $   4,040     $   3,150     $   2,017

(1) August 14, 1997 (commencement of sale) through October 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements              www.americancentury.com      31

Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                        Investor Class
                                             1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $      9.77     $      9.73     $      9.63     $      9.78     $      8.91
                                         -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ..............          0.55            0.57            0.60            0.60            0.61
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................         (0.65)           0.07            0.19           (0.14)           0.87
                                         -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ...         (0.10)           0.64            0.79            0.46            1.48
                                         -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .........         (0.55)          (0.57)          (0.60)          (0.60)          (0.61)
  From Net Realized Gains
  on Investment Transactions .........         --(1)           (0.03)          (0.09)          (0.01)           --
                                         -----------     -----------     -----------     -----------     -----------
  Total Distributions ................         (0.55)          (0.60)          (0.69)          (0.61)          (0.61)
                                         -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .......   $      9.12     $      9.77     $      9.73     $      9.63     $      9.78
                                         ===========     ===========     ===========     ===========     ===========
  Total Return(2) ....................         (1.00)%          6.79%           8.57%           4.91%          17.16%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............          0.80%           0.80%           0.80%           0.79%           0.78%
Ratio of Net Investment Income
  to Average Net Assets ..............          5.82%           5.87%           6.25%           6.18%           6.53%
Portfolio Turnover Rate ..............           107%             66%             52%            100%            105%
Net Assets, End of Period
  (in thousands) .....................   $   121,358     $   145,496     $   126,580     $   142,567     $   149,223

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

32      1-800-345-2021                       See Notes to Financial Statements

Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                              1999          1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....   $    9.77     $    9.73     $    9.55
                                            ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income .................        0.52          0.55          0.13
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............       (0.65)         0.07          0.18
                                            ---------     ---------     ---------
  Total From Investment Operations ......       (0.13)         0.62          0.31
                                            ---------     ---------     ---------
Distributions
  From Net Investment Income ............       (0.52)        (0.55)        (0.13)
  From Net Realized Gains
  on Investment Transactions ............       --(2)         (0.03)         --
                                            ---------     ---------     ---------
  Total Distributions ...................       (0.52)        (0.58)        (0.13)
                                            ---------     ---------     ---------
Net Asset Value, End of Period ..........   $    9.12     $    9.77     $    9.73
                                            =========     =========     =========
  Total Return(3) .......................       (1.25)%        6.52%         3.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................        1.05%         1.05%         1.05%(4)
Ratio of Net Investment Income
  to Average Net Assets .................        5.57%         5.62%         5.92%(4)
Portfolio Turnover Rate .................         107%           66%           52%
Net Assets, End of Period
  (in thousands) ........................   $   1,459     $   2,153     $     462

(1) August 8, 1997 (commencement of sale) through October 31, 1997.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements              www.americancentury.com      33

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Limited-Term Bond Fund,
Intermediate-Term Bond Fund and Bond Fund, (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc., as of October 31,
1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Limited-Term Bond Fund, Intermediate-Term Bond Fund and Bond Fund as of October
31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

34      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                www.americancentury.com      35

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The indices listed are used in the report for fund performance comparisons.
They are not investment products available for purchase.

     The MERRILL LYNCH 1- TO 5-YEAR GOVERNMENT/CORPORATE INDEX is an index composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX includes the Lehman
Government Index and the Lehman Intermediate Corporate Bond Index, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds, and Yankee bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman
Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It
reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT INVESTMENT-GRADE DEBT FUNDS (Limited-Term Bond)--funds with dollar-weighted average maturities of five years or less that invest at least
65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65%
of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

[left margin]

INVESTMENT TEAM LEADERS

    Portfolio Managers
       BUD HOOPS
       JEFF HOUSTON
       JOHN WALSH

    Credit Research Manager
       GREG AFIESH

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD
& POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND
ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE"
SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST
COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
    LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

36      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial
Highlights" on pages 28-33.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as
"pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are
"passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes
(maturing in two to 10 years), and bonds (maturing in more than 10 years).

                                               www.americancentury.com      37

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

38      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                               www.americancentury.com      39

Notes
--------------------------------------------------------------------------------

40      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
9912                               is the distributor for American Century funds
SH-ANN-18851                       (c)1999 American Century Services Corporation

[front cover]

OCTOBER 31, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

HIGH-YIELD

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K Testing Efforts Pay Dividends in Preparedness
--------------------------------------------------------------------------------

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors  and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any  Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

HIGH-YIELD
(ABHIX)
---------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO  SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Tackling the Rollover Challenge
--------------------------------------------------------------------------------

   Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

   Our Rollover Expert Team will:

   * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and
American Century Brokerage.

   * Assist you with the paperwork, helping to ensure it's completed right the first time.

   * Monitor retirement plan money as it rolls over from your employer-
sponsored plan to the American Century Rollover IRA account.

   Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Investor preference for blue-chip growth stocks and higher interest rates made for a difficult environment for high-yield bonds during the fiscal year ended October 31, 1999. Rapid U.S. economic growth, the recovery of overseas economies, and increased inflation anxiety influenced the Federal Reserve (the
U.S. central bank) to raise short-term interest rates to rein in the economy and reduce pressure on prices  and wages.

     Nevertheless, American Century High-Yield provided a competitive return compared with similar funds. Fund shareholders have benefited from our commitment to build and maintain a talented fund management group. American
Century's entire investment management team has doubled in size over the past three years.

     On the corporate front, American Century has long been an active supporter of the development of technologies that improve the efficiencies of capital markets. Toward that end, we've made strategic investments in several other financial services firms. One priority, for example, has been reducing the costs of buying and selling securities for our funds. Savings in this area directly affect the performance of your funds.

     We're also pleased to report that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

HIGH-YIELD

   Portfolio Composition

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
   Independent Auditors'
     Report ...............................................................   17
OTHER INFORMATION
   Retirement Account
      Information .........................................................   18
   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      Comparative Indices .................................................   19
      Lipper Rankings .....................................................   19
      Credit Rating
         Guidelines .......................................................   19
      Investment Team
         Leaders ..........................................................   19
   Glossary ...............................................................   20

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  High-yield bonds produced moderate absolute returns during the 12 months ended October 31, 1999, but outpaced most other types of fixed-income securities

*  Rising interest rates, higher default rates, and intermittent bouts of stock market volatility contributed to the historically lower-than-average returns for high-yield securities, which act like a mix between stocks and bonds.

*  The Federal Reserve raised short-term interest rates twice during the summer
   (and again in November).

*  Stock market gyrations, particularly among smaller-company names, also weighed on the high-yield market.

*  Demand for high-yield securities was fairly strong in early 1999 but stalled later in the year.

CREDIT REVIEW

*  U.S. corporate credit quality declined during the 12 months ended October
   31, 1999, when credit rating downgrades on high-yield bonds outnumbered upgrades.

*  Defaults, which had been near historic lows since the mid-1990s, climbed beginning in the third quarter of 1998 as economic problems abroad spilled over into U.S. industries.

*  Tightened lending standards by banks also contributed to the increase in defaults.

MANAGEMENT Q&A

*  The High-Yield fund performed relatively well in spite of the challenging investment environment, outpacing the returns of its Lipper peers and the
   DLJ High Yield Index.

*  A significant factor in High-Yield's success was our ability to largely avoid securities that performed very poorly or suffered sizable credit downgrades.

*  We credit that feat to our security selection process, at the core of which is an experienced credit research team.

*  We kept a low exposure to two industries in particular: health care and consumer non-durables, both  of which have been some of the  high-yield market's poorest performers in 1999.

*  Bonds of wireless telecommunications and cable companies were some of the portfolio's better performers.

*  Deregulation, new technology, and increased globalization continued to benefit the telecommunications industry, the fund's largest industry holding.

*  We are cautiously optimistic that demand for high-yield securities may pick up again as we head into 2000.

*  To take advantage of that situation, we may look to pick up some mid- to lower-tier securities, which we currently believe stand a better chance of appreciating if the market rallies.

[left margin]

                       HIGH-YIELD
                        (ABHIX)
       TOTAL RETURNS:             AS OF 10/31/99
          6 Months                        -3.65%*
          1 Year                           7.03%
       30-DAY SEC YIELD:                   9.24%
       INCEPTION DATE:                   9/30/97
       NET ASSETS:                 $33.5 million

* Not annualized.

See Total Returns on page 5.

Investment terms are defined in the Glossary on pages 20-21.

2      1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE SNAPSHOT

     High-yield bonds produced moderate absolute returns during the year ended
October 31, 1999, but outpaced most other types of fixed-income securities. As measured by the DLJ High Yield Index, high-yield bonds returned 6.09%.

     Rising interest rates, higher default rates, and intermittent bouts of stock market volatility contributed to the historically lower-than-average returns for high-yield securities, which act like  a mix between stocks and bonds.

RISING RATES

     Interest rates, which had been inching higher since falling to record lows in late 1998, jumped dramatically in April and May. Rates shot higher in part because the Federal Reserve (the U.S. central bank) signaled its willingness to raise interest rates to preempt future inflation. As a result, the yield on the
10-year Treasury note jumped from around 5.2% to 5.8% during the second quarter.

     Following up on its signals earlier in the year, the Fed raised short-term rates twice during the summer of 1999 (and again in November). The Fed characterized these rate increases as a reversal of the rate cuts it made late in 1998, when rates were lowered to help provide needed liquidity.

A VOLATILE STOCK MARKET

     Stock market gyrations, particularly among smaller-company names, also weighed on the high-yield market. The volatility was evidence of an atmosphere in which investors, struggling to get a clear read on the economy, quickly rewarded companies whose earnings exceeded expectations and favored the perceived safety of blue chip stocks.

     Those shifting expectations dampened demand for small-company shares, particularly during mid-summer and early fall, leading to volatile returns for the stocks of companies that are some of the main issuers of high-yield bonds.

DEMAND SLOWS, SPREADS WIDEN

     Demand for high-yield securities was fairly strong in early 1999 as the robust economy and stabilizing financial conditions worldwide caused investors to reach for higher-yielding securities. As a result, the spread, or difference in yield, between 10-year Treasurys and high-yield bonds fell, dropping from 735 basis points (a basis point equals 0.01%) in late 1998 to only 537 basis points by the end of April. (See the graph  at right.)

     But demand for high-yield bonds tapered off considerably as 1999 progressed and economic uncertainty arose. As a result, cash inflows to high-yield bond funds, which peaked in 1997 at over $20 billion, stumbled, and yield spreads began to widen  once again.

[right margin]

"RISING INTEREST RATES, HIGHER DEFAULT RATES, AND INTERMITTENT BOUTS OF STOCK
MARKET VOLATILITY CONTRIBUTED TO THE HISTORICALLY LOWER-THAN-AVERAGE RETURNS FOR
HIGH-YIELD SECURITIES, WHICH ACT LIKE A MIX BETWEEN STOCKS AND BONDS."

[line graph - data below]

HIGH-YIELD/TREASURY YIELD SPREAD

DATE            YIELD SPREAD
4/30/89             517
7/31/89             629
10/31/89            745
1/31/90             774
4/30/90             773
7/31/90             718
10/31/90           1060
1/31/91            1058
4/30/91             772
7/31/91             723
10/31/91            724
1/31/92             589
4/30/92             500
7/31/92             544
10/31/92            583
1/31/93             490
4/30/93             437
7/31/93             400
10/31/93            434
1/31/94             391
4/30/94             393
7/31/94             426
10/31/94            405
1/31/95             444
4/30/95             425
7/31/95             432
10/31/95            454
1/31/96             467
4/30/96             388
7/31/96             388
10/31/96            391
1/31/97             336
4/30/97             343
7/31/97             329
10/31/97            361
1/31/98             366
4/30/98             357
7/31/98             400
10/31/98            735
1/31/99             626
4/30/99             537
5/31/99             545
6/30/99             549
7/31/99             535
8/31/99             573
9/30/99             611
10/31/99            616

In Basis Points (a basis point equals 0.01%)
This chart shows the yield difference, or spread, between the bonds in the
DLJ High Yield Index and 10-year Treasury securities.

Source: Donaldson, Lufkin & Jenrette

                                                www.americancentury.com      3

Credit Review
--------------------------------------------------------------------------------

CREDIT QUALITY DETERIORATES

     U.S. corporate credit quality among high-yield issuers declined during the
12 months ended October 31, 1999, when credit rating downgrades on high-yield bonds outnumbered upgrades. Defaults, which had been near historic lows since the mid-1990s, climbed beginning in the third quarter of 1998.

FINANCIAL TURMOIL OVERSEAS

     A series of financial crises that first surfaced in Asia in late 1997 precipitated the decline. By 1998, Asia's economic turmoil had spread to Russia, which devalued its currency and defaulted on government debt, while Latin
America faced similar concerns.

     The upheaval wreaked havoc on stock and bond markets around the world, inflaming concern about the outlook for U.S. corporate profits and leading to sharp stock market declines. Lower commodity prices followed on the heals of currency devaluations: oil, for example, hit a low of about $10 a barrel in
December 1998.

TIGHTENED CREDIT CONDITIONS

     Default rates rose in part because credit conditions tightened--commercial banks became less willing to extend credit to companies that failed to meet projected budgets, reversing a trend that had been in place since the late
1990s.

     Thus, with higher credit standards enforced, many companies found themselves unable to obtain additional bank financing, leading to increased defaults among these lower-rated issuers.

STABILITY RETURNS

     Economic and financial concerns in the U.S. proved relatively short-lived, however, thanks in part to the actions of the Federal Reserve (the U.S. central bank). The Fed's three interest rate cuts in late 1998, plus surprisingly robust economic growth in the fourth quarter of 1998, revitalized investor confidence by the end of the first quarter of 1999, helping to calm investors' fears and restore order to financial markets.

BROKERS' INFLUENCE

     Reluctance on the part of brokers to build up bond inventories throughout the year didn't help matters. Brokers help provide liquidity for the market by taking positions in securities and selling bonds out of inventory. But with rates generally rising and economic prospects uncertain, bond inventories were kept to a minimum, making it more difficult to buy and sell high-yield securities.

CREDIT ANALYSIS

     Careful credit analysis and security selection remain vital to our investment approach for the High-Yield fund. We believe that our team of seasoned credit analysts helps us to find attractive securities in complex market areas, enhancing High-Yield's performance.

[left margin]

"U.S. CORPORATE CREDIT QUALITY AMONG HIGH-YIELD ISSUERS DECLINED DURING THE 12
MONTHS ENDED OCTOBER 31, 1999."

HIGH-YIELD CREDIT
ANALYSIS TEAM
       MICHAEL DIFLEY
       LYNDA LOWRY

4      1-800-345-2021

High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                             DLJ HIGH YIELD     HIGH CURRENT YIELD FUNDS(2)
                HIGH-YIELD       INDEX        AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)       -3.65%        -3.58%           -3.54%              --
1 YEAR             7.03%         6.09%            6.61%        116 OUT OF 306
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND       1.08%         1.50%            0.82%        112 OUT OF 222

The fund's inception date was 9/30/97.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 19-20 for more information about returns, the comparative index, and
Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND
Value on 10/31/99
DLJ High Yield Index    $10,315
High-Yield              $10,227

                    High-Yield     DLJ High Yield Index
DATE                  VALUE              VALUE
9/30/1997            $10,000            $10,000
10/31/1997            $9,963             $9,987
11/30/1997           $10,044            $10,073
12/31/1997           $10,174            $10,173
1/31/1998            $10,437            $10,330
2/28/1998            $10,491            $10,412
3/31/1998            $10,667            $10,529
4/30/1998            $10,718            $10,574
5/31/1998            $10,729            $10,583
6/30/1998            $10,717            $10,595
7/31/1998            $10,781            $10,678
8/31/1998            $10,097             $9,953
9/30/1998             $9,947             $9,929
10/31/1998            $9,548             $9,723
11/30/1998           $10,144            $10,269
12/31/1998           $10,044            $10,228
1/31/1999            $10,210            $10,368
2/28/1999            $10,209            $10,313
3/31/1999            $10,409            $10,452
4/30/1999            $10,606            $10,699
5/31/1999            $10,468            $10,540
6/30/1999            $10,445            $10,549
7/31/1999            $10,514            $10,552
8/31/1999            $10,360            $10,448
9/30/1999            $10,283            $10,374
10/31/1999           $10,227            $10,315

$10,000 investment made 9/30/97

The graph at left shows the performance of a $10,000 investment over the life of the fund. The DLJ High Yield Index  is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

PORTFOLIO AT A GLANCE
                            10/31/99        10/31/98
NUMBER OF SECURITIES           63              65
WEIGHTED AVERAGE
   MATURITY                  6.6 YRS         7.0 YRS
AVERAGE DURATION             4.9 YRS         5.5 YRS
EXPENSE RATIO                 0.90%           0.90%

YIELD AS OF OCTOBER 31, 1999
   30-DAY SEC YIELD           9.24%

Investment terms are defined in the Glossary on pages 20-21.

                                                www.americancentury.com      5

High-Yield--Q&A
--------------------------------------------------------------------------------
[photo of Theresa Fennell]

     An interview with Theresa Fennell, a portfolio manager on the High-Yield fund investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999?

     The High-Yield fund performed well in spite of the challenging investment environment. The fund returned 7.03% for the 12 months ended October 31, 1999, outpacing the 6.61% average return of the 306 "High Current Yield Funds" tracked by Lipper Inc. The High-Yield fund also outpaced its benchmark, the DLJ High
Yield Index, which returned 6.09% for the same period. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND PERFORM WELL COMPARED WITH ITS PEERS?

     A significant factor in High-Yield's success was our ability to largely avoid securities that performed very poorly  or suffered sizable credit downgrades. We credit that feat to our security selection process, at the core of which is an experienced research team. The credit team attempts to stay ahead of the market by identifying under- or fairly-valued securities that have the potential to appreciate as a result of improving credit quality.

     At the same time, we try to avoid securities that we view as expensive given their prospects, as well as bonds that appear poised to suffer from future credit quality deterioration. That's a tricky proposition because credit quality can vary even within the same credit rating.

     For these reasons, we work closely with our seasoned research team to conduct thorough, case-by-case analysis of securities that we're considering for the portfolio. This has become increasingly important as default rates on high-yield securities have risen.

WHAT ARE SOME AREAS OF THE HIGH-YIELD MARKET THAT YOU GENERALLY AVOIDED AND WHY?

     We kept a low exposure to two industries in particular: health care and consumer non-durables, both of which have been some of the high-yield market's poorest performers in 1999.

     Lower Medicare reimbursements have continued to plague health care issues, as nursing homes throughout  the U.S. have been pressured into cutting costs.

     Consumer non-durables were also largely unappealing. Many of the companies in this area that issue high-yield debt are small and have difficulty competing with the more-visible brand names of their larger competitors.

WHAT WERE SOME OF THE AREAS THAT  YOU LIKED?

     Wireless telecommunication and cable company bonds were some of the portfolio's better performers. Within the wireless industry, we liked securities

[left margin]

"A SIGNIFICANT FACTOR IN HIGH-YIELD'S SUCCESS WAS OUR ABILITY TO LARGELY AVOID
SECURITIES THAT PERFORMED VERY POORLY OR SUFFERED SIZABLE CREDIT DOWNGRADES."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                  AS OF             AS OF
                10/31/99           4/30/99
AAA                3%                5%
BBB                1%                --
BB                16%               17%
B                 67%               59%
CCC                7%                4%
UNRATED            6%               15%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 19 for more information.

6      1-800-345-2021

High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

from NEXTEL Communications and Orange plc. NEXTEL Communications provides digital phone service across the nation and is working to enhance the appeal of its products to domestic and global wireless business customers, while Orange plc provides wireless communications services in the U.K.

     In the cable industry, we favored bonds from NTL, Charter Communications, and RCN. NTL is the largest broadband telecommunications provider in the U.K.
and Ireland, while Charter Communications is the fourth largest operator of cable television systems in the U.S. RCN is involved in developing advanced fiber optic networks to provide a wide range of telecommunications services.

     Overall, the cable and wireless industries have proved to be some of the better performers in the high-yield market in 1999, thanks in part to the ongoing technological revolution in those areas, increased cost efficiencies, and merger and acquisition activity.

SPEAKING OF TECHNOLOGICAL REVOLUTION, TELECOMMUNICATIONS REMAINED THE FUND'S TOP
INDUSTRY HOLDING. WHAT'S BEEN THE OVERALL STORY BEHIND THAT AREA'S SUCCESS IN
RECENT YEARS?

     Deregulation, new technology, and increased globalization have continued to benefit the telecommunications industry. Deregulation has allowed new companies to enter the marketplace to compete for services that were once available only through the Baby Bells.

     Technological advances are allowing companies to provide those services more efficiently, while many companies in the U.S. are expanding into global markets. Increased competition and open markets have also sparked a surge in merger and acquisition activity.

     The high-yield market is being used to finance many new entrants into the telecommunications arena. Because these companies are in their infancy, it can be risky to buy their debt, making careful credit research all the more important. Their borrowing rates also tend to be high, reflecting that risk, and competition for capital means that they must pay higher rates. But if those companies execute their business plans and mature from startups to established businesses, their debt will rise in value.

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND HOW DO YOU PLAN
ON POSITIONING THE PORTFOLIO?

     Demand for high-yield bonds has been relatively lackluster in the face of this year's stock market volatility. In fact, through September, high-yield inflows in 1999 and are on track for their lowest annual showing since 1994.

     However, we are cautiously optimistic that demand may pick up again as we head into 2000. To take advantage of that situation, we may look to pick up some mid- to lower-tier securities, which we currently believe stand a better chance of appreciating if the market rallies.

     In addition, we'll continue to try to add value through our security selection process, picking bonds that we think have better long-term credit fundamentals and offer the most appealing yields and risk-adjusted returns.

[right margin]

"WIRELESS TELECOMMUNICATION AND CABLE COMPANY BONDS WERE SOME OF THE PORTFOLIO'S
BETTER PERFORMERS."

TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                               AS OF           AS OF
                             10/31/99         4/30/99
TELEPHONE                     16.1%            13.4%
MEDIA                          8.7%             5.2%
FOREST PRODUCTS &
     PAPER                     6.7%             8.1%
INDUSTRIAL SERVICES            5.5%             3.3%
WIRELESS
     TELECOMMUNICATIONS        5.3%             4.9%

                                               www.americancentury.com      7

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. Some asset classes are further broken down by industry.

OCTOBER 31, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 87.1%
AIRLINES -- 2.2%
             $   750,000   Atlas Air, Inc., 10.75%, 8/1/05        $   750,000
                                                                  -----------
APPAREL & TEXTILES -- 2.5%
                 500,000   Delta Mills, Inc., Series B, 9.625%,
                              9/1/07                                  340,000
                 500,000   Supreme International Corp.,
                              12.25%, 4/1/06                          483,750
                                                                  -----------
                                                                      823,750
                                                                  -----------
BANKS -- 3.5%
                 750,000   Bay View Capital Corp., 9.125%,
                              8/15/07                                 676,875
                 790,000   Ocwen Capital Trust I, 10.875%,
                              8/1/27                                  501,650
                                                                  -----------
                                                                    1,178,525
                                                                  -----------
BASIC MATERIALS -- 1.4%
                 500,000   California Steel Industries, 8.50%,
                              4/1/09 (Acquired 3/31/99,
                              Cost $500,000)(1)                       471,250
                                                                  -----------
CHEMICALS -- 1.3%
                 500,000   United Industries Corp., 9.875%,
                              4/1/09 (Acquired 8/16/99,
                              Cost $440,000)(1)                       447,500
                                                                  -----------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.2%
                 750,000   Flextronics Intl. Ltd., Series B,
                              8.75%, 10/15/07                         742,500
                                                                  -----------
COMPUTER SOFTWARE -- 2.8%
               1,000,000   Rhythms NetConnections Inc.,
                              12.75%, 4/15/09 (Acquired
                              4/16/99, Cost $1,000,000)(1)            903,750
                 500,000   Telehub Communications Corp.,
                              12.43%, 7/31/05(2)                       51,250
                                                                  -----------
                                                                      955,000
                                                                  -----------
CONSTRUCTION & REAL PROPERTY -- 4.1%
                 500,000   Omega Cabinets, 10.50%,
                              6/15/07                                 485,000
               1,000,000   Toll Corp., 8.00%, 5/1/09                  896,250
                                                                  -----------
                                                                    1,381,250
                                                                  -----------
ELECTRICAL EQUIPMENT -- 2.5%
                 250,000   International Utility Structures Inc.,
                              10.75%, 2/1/08                          224,375
                 750,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                        607,500
                                                                  -----------
                                                                      831,875
                                                                  -----------

Principal Amount                                                     Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 1.0%
             $   320,000   Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                      $   328,000
                                                                  -----------
ENVIRONMENTAL SERVICES -- 1.3%
                 500,000   Allied Waste Industries, Inc.,
                              10.00%, 8/1/09 (Acquired
                              8/19/99-9/21/99, Cost
                              $479,063)(1)                            427,500
                                                                  -----------
FINANCIAL SERVICES -- 2.9%
                 750,000   Metris Companies Inc., 10.00%,
                              11/1/04                                 685,313
                 500,000   Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                         301,250
                                                                  -----------
                                                                      986,563
                                                                  -----------
FOREST PRODUCTS & PAPER -- 6.7%
                 750,000   Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                         826,875
                 500,000   Gaylord Container Corp., Series B,
                              9.75%, 6/15/07                          471,250
                 500,000   Repap New Brunswick, 10.625%,
                              4/15/05                                 443,750
                 500,000   Stone Container, 10.75%,
                              10/1/02                                 515,000
                                                                  -----------
                                                                    2,256,875
                                                                  -----------
HOTELS -- 3.4%
                 500,000   Hollywood Casino Corp., 11.25%,
                              5/1/07                                  504,375
                 750,000   Mandalay Resort Group, 7.625%,
                              7/15/13                                 635,625
                                                                  -----------
                                                                    1,140,000
                                                                  -----------
INDUSTRIAL -- 3.5%
                 500,000   Key Components, Inc., 10.50%,
                              6/1/08                                  466,250
                 750,000   Park-Ohio Industries, Inc., 9.25%,
                              12/1/07                                 701,250
                                                                  -----------
                                                                    1,167,500
                                                                  -----------
INDUSTRIAL SERVICES -- 5.5%
                 500,000   Group Maintenance America,
                              9.75%, 1/15/09                          480,000
                 500,000   Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                         463,750
                 500,000   Unicco Service/Finance, Series B,
                              9.875%, 10/15/07                        453,750
                 500,000   United Rentals, Inc., Series B,
                              9.25%, 1/15/09                          453,750
                                                                  -----------
                                                                    1,851,250
                                                                  -----------

8      1-800-345-2021                         See Notes to Financial Statements

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
OCTOBER 31, 1999

Principal Amount                                                     Value
--------------------------------------------------------------------------------
INTERNET -- 3.7%
             $   750,000   PSINet Inc., Series B, 10.00%,
                              2/15/05                             $   738,750
                 500,000   Verio Inc., 10.375%, 4/1/05                503,750
                                                                  -----------
                                                                    1,242,500
                                                                  -----------
MEDIA -- 8.7%
                 500,000   AMFM Inc., 8.00%, 11/1/08                  495,000
               1,000,000   Charter Communication Holdings
                              LLC, 8.64%, 4/1/11(2)                   597,500
                 750,000   Imax Corp., 7.875%, 12/1/05                693,750
                 750,000   Intl. Cabletel Inc., 9.11%,
                              2/1/06(2)                               656,250
                 500,000   SFX Entertainment, Inc., 9.125%,
                              12/1/08                                 462,500
                                                                  -----------
                                                                    2,905,000
                                                                  -----------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                 250,000   Magellan Health Services, 9.00%,
                              2/15/08                                 211,250
                                                                  -----------
OIL SERVICES -- 2.5%
                 500,000   RBF Finance Co., 11.375%,
                              3/15/09                                 530,625
                 500,000   Universal Compression Inc.,
                              9.02%, 2/15/08(2)                       314,375
                                                                  -----------
                                                                      845,000
                                                                  -----------
PACKAGING & CONTAINERS -- 1.5%
                 750,000   Graham Packaging Co., Series B,
                              9.21%, 1/15/09(2)                       487,500
                                                                  -----------
SPECIALTY STORES -- 2.4%
                 500,000   Musicland Group, 9.00%,
                              6/15/03                                 458,750
                 345,000   Tuesday Morning Corp., Series B,
                              11.00%, 12/15/07                        355,350
                                                                  -----------
                                                                      814,100
                                                                  -----------
TELEPHONE -- 15.6%
                 750,000   21st Century Telecom Group,
                              11.04%, 2/15/08(2)                      330,000
               1,000,000   Allegiance Telecom Inc., Series B,
                              10.64%, 2/15/08(2)                      673,750
                 500,000   AT&T Canada Inc., 7.76%,
                              6/15/08(2)                              390,000
               1,000,000   GST USA, Inc., 9.80%,
                              12/15/05(2)                             790,000
               1,000,000   ICG Services Inc., 9.14%,
                              2/15/08(2)                              528,830
                 250,000   Intermedia Communications Inc.,
                              8.97%, 7/15/02(2)                       173,125
                 500,000   Jazztel PLC, 14.00%, 4/1/09
                              (Acquired 3/31/99, Cost
                              $500,000)(1)                            507,500
                 500,000   McLeodUSA Inc., 9.50%,
                              11/1/08                                 502,500

Principal Amount                                                     Value
--------------------------------------------------------------------------------

              $  500,000   Qwest Communications
                              International Inc., Series B,
                              6.99%, 2/1/03(2)                    $   382,500
                 500,000   RSL Communications, Ltd.,
                              12.25%, 11/15/06                        496,875
                 500,000   Viatel, Inc., 11.25%, 4/15/08              472,500
                                                                  -----------
                                                                    5,247,580
                                                                  -----------
WIRELESS TELECOMMUNICATIONS -- 5.3%
                 250,000   Metrocall, Inc., 10.375%,
                              10/1/07                                 151,562
                 500,000   NEXTEL Communications, Inc.,
                              9.75%, 8/15/04                          508,750
                 750,000   Orange plc, 8.00%, 8/1/08                  752,813
                 500,000   Paging Network, Inc., 10.00%,
                              10/15/08                                156,250
                 500,000   Telesystem International Wireless
                              Inc., Series C, 9.56%,
                              11/1/07(2)                              210,000
                                                                  -----------
                                                                    1,779,375
                                                                  -----------
TOTAL CORPORATE BONDS                                              29,271,643
                                                                  -----------
   (Cost $32,740,134)

PREFERRED STOCKS & WARRANTS -- 1.4%
COMPUTER SOFTWARE(3)
                     500   Telehub Communications Corp.
                              Warrants(4)                                 313
                                                                  -----------
INTERNET -- 0.9%
                     300   Concentric Network Corp., PIK,
                              13.50%                                  285,000
                                                                  -----------
TELEPHONE -- 0.5%
                   1,000   Allegiance Telecom Inc.
                              Warrants(4)                              95,125
                   1,875   Jazztel PLC Warrants(4)                     75,938
                                                                  -----------
                                                                      171,063
                                                                  -----------
TOTAL PREFERRED STOCKS & WARRANTS                                     456,376
                                                                  -----------
   (Cost $238,562)

TEMPORARY CASH INVESTMENTS -- 11.5%
              $2,223,000   FNMA Discount Notes, 5.16%,
                              11/1/99(5)                            2,223,000

   Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.13%, dated 10/29/99,
       due 11/1/99 (Delivery value $1,650,705)                      1,650,000
                                                                  -----------
TOTAL TEMPORARY CASH INVESTMENTS                                    3,873,000
                                                                  -----------
   (Cost $3,873,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $33,601,019
                                                                  ===========
   (Cost $36,851,696)

See Notes to Financial Statements               www.americancentury.com      9

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

PIK = Payment in kind

(1)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1999 was $2,757,500 which represented 8.2% of net assets.

(2)  Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(3)  Industry is less than 0.05% of total investment securities.

(4)  Non-income producing.

(5)  Rate disclosed is the yield to maturity at purchase.

10      1-800-345-2021                        See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as  securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 1999

ASSETS
Investment securities, at
value
  (identified cost of $36,851,696)
  (Note 3) ..............................................         $  33,601,019
Cash ....................................................                29,539
Interest receivable .....................................               663,041
                                                                  -------------
                                                                     34,293,599
                                                                  -------------

LIABILITIES
Payable for investments purchased .......................               706,258
Accrued management fees (Note 2) ........................                25,881
Dividends payable .......................................                24,858
                                                                  -------------
                                                                        756,997
                                                                  -------------
Net Assets ..............................................         $  33,536,602
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Investor Class ............................           100,000,000
                                                                  =============

Outstanding -- Investor Class ...........................             3,927,598
                                                                  =============

Net Asset Value Per Share ...............................         $        8.54
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .................         $  39,172,498
Accumulated undistributed net realized
  loss on investment transactions .......................            (2,385,219)
Net unrealized depreciation
  on investments (Note 3) ...............................            (3,250,677)
                                                                  -------------
                                                                  $  33,536,602
                                                                  =============

See Notes to Financial Statements              www.americancentury.com      11

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 1999
INVESTMENT INCOME
Income:
Interest ................................................           $ 3,899,959
Dividends ...............................................                26,104
                                                                    -----------
                                                                      3,926,063
                                                                    -----------
Expenses (Note 2):
Management fees .........................................               360,784
Directors' fees and expenses ............................                   325
                                                                    -----------
                                                                        361,109
                                                                    -----------
Net investment income ...................................             3,564,954
                                                                    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized loss on investments ........................            (2,378,561)
Change in net unrealized
  depreciation on investments ...........................             1,540,173
                                                                    -----------

Net realized and unrealized
  loss on investments ...................................              (838,388)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 2,726,566
                                                                    ===========

12      1-800-345-2021                      See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 1999 AND OCTOBER 31, 1998

Increase in Net Assets                                1999              1998

OPERATIONS
Net investment income ......................     $  3,564,954      $  2,291,261
Net realized gain (loss) on investments ....       (2,378,561)           29,979
Change in net unrealized depreciation
  on investments ...........................        1,540,173        (4,679,178)
                                                 ------------      ------------
Net increase (decrease) in net assets
  resulting from operations ................        2,726,566        (2,357,938)
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (3,564,954)       (2,291,261)
From net realized gains on
  investment transactions ..................          (36,637)             --
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (3,601,591)       (2,291,261)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       54,275,762        59,205,875
Proceeds from reinvestment
  of distributions .........................        2,823,755         1,965,445
Payments for shares redeemed ...............      (54,916,823)      (35,365,180)
                                                 ------------      ------------
Net increase in net assets
  from capital share transactions ..........        2,182,694        25,806,140
                                                 ------------      ------------

Net increase in net assets .................        1,307,669        21,156,941

NET ASSETS
Beginning of period ........................       32,228,933        11,071,992
                                                 ------------      ------------
End of period ..............................     $ 33,536,602      $ 32,228,933
                                                 ============      ============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .......................................        5,993,456         5,938,245
Issued in reinvestment of distributions ....          313,678           200,982
Redeemed ...................................       (6,071,866)       (3,564,707)
                                                 ------------      ------------
Net increase ...............................          235,268         2,574,520
                                                 ============      ============

See Notes to Financial Statements               www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. High-Yield Fund (the fund) is one of the thirteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes.
The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the
Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of
October 31, 1999.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of  the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 1999, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of approximately $2,378,561 (expiring in 2007) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

14      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1999

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 1999, were $35,219,270 and $33,983,365, respectively.

    On October 31, 1999, accumulated net unrealized depreciation was $3,256,602, based on the aggregate cost of investments for federal income tax purposes of
$36,857,621, which consisted of unrealized appreciation of $332,656 and unrealized depreciation  of $3,589,258.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through October 31,
1999.

                                                 www.americancentury.com      15

High-Yield--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                               1999           1998           1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $     8.73     $     9.91     $    10.00
                                           ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income ................         0.80           0.83           0.06
  Net Realized and Unrealized Loss
  on Investment Transactions ...........        (0.18)         (1.18)         (0.09)
                                           ----------     ----------     ----------
Total From Investment Operations .......         0.62          (0.35)         (0.03)
                                           ----------     ----------     ----------
Distributions
  From Net Investment Income ...........        (0.80)         (0.83)         (0.06)
  From Net Realized Gains on
  Investment Transactions ..............        (0.01)          --             --
                                           ----------     ----------     ----------
  Total Distributions ..................        (0.81)         (0.83)         (0.06)
                                           ----------     ----------     ----------
Net Asset Value, End of Period .........   $     8.54     $     8.73     $     9.91
                                           ==========     ==========     ==========
  Total Return(2) ......................         7.03%         (4.09)%        (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................         0.90%          0.90%          0.90%(3)
Ratio of Net Investment Income
  to Average Net Assets ................         8.90%          8.41%          7.39%(3)
Portfolio Turnover Rate ................           95%            85%          --
Net Assets, End of Period
  (in thousands) .......................   $   33,537     $   32,229     $   11,072

(1)  September 30, 1997 (inception) through October 31, 1997.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

16      1-800-345-2021                        See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31,
1999, and the related statement of operations for the year then ended, the statements of changes  in net assets for each of the two years in the period then ended, and the financial highlights for the two years  in the period then ended and for the period September 30, 1997 (inception) through October 31,
1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation  of securities owned at October
31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
High-Yield Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated
periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

                                                www.americancentury.com      17

Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

18      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate- and long-term bonds.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The index listed below is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The DLJ HIGH YIELD INDEX is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of 8 years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Lipper category for
High-Yield is:

     HIGH CURRENT YIELD FUNDS -- funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade"
securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

  Portfolio Manager
       THERESA FENNELL

  High-Yield Analysts
       MICHAEL DIFLEY
       LYNDA LOWRY

                                                www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial
Highlights" on page 16.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

20      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

                                                www.americancentury.com      21

Notes
--------------------------------------------------------------------------------

22      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time.
Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the
Glossary.

*  While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
   December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader  in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
9912                               is the distributor for American Century funds
SH-ANN-18852                       (c)1999 American Century Services Corporation